UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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HUBBELL INCORPORATED

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Notice of 2015 Annual Meeting of Shareholders

Tuesday, May 5, 2015

9:00 A.M. local time

Hubbell Incorporated, 40 Waterview Drive, Shelton, Connecticut 06484

ITEMS OF BUSINESS

(1)	To elect the 9 members of the Board of Directors named in the Proxy Statement.
(2)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015.
(3)	To approve the Company’s Second Amended and Restated 2005 Incentive Award Plan.
(4)	To transact any other business that properly comes before the meeting and any continuation, adjournment or postponement.

RECORD DATE

If you were a shareholder of record at the close of business on March 6, 2015, you will be entitled to notice of and to vote at the Annual Meeting.

WEBCAST

A webcast of the Annual Meeting will be available on our website, www.hubbell.com, on Tuesday, May 5, 2015, starting at 9:00 A.M. local time. An archived copy of the webcast will be available on our website for 12 months following the date of the Annual Meeting. Information on our website, other than our Proxy Statement and form of proxy, is not part of our solicitation materials.

VOTING

It is important that your shares are represented at the Annual Meeting. You can vote your shares using the Internet, by telephone or by requesting a paper proxy card to complete, sign and return by mail. Voting procedures are described in the Proxy Statement on page 6, the Notice of Internet Availability of Proxy Materials, and on the proxy card.

By Order of the Board of Directors

Megan C. Preneta

Corporate Secretary and Assistant General Counsel

March 18, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON May 5, 2015: This Notice of Annual Meeting and Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended 2014 are available at www.proxyvote.com. Have your Notice of the Internet Availability of Proxy Materials or proxy card in hand when you go to the website.

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Dear Fellow Shareholder:

I am pleased to invite you to the Hubbell Incorporated Annual Meeting of Shareholders which will be held on Tuesday, May 5, 2015 at 9:00 A.M. local time at our corporate headquarters, 40 Waterview Drive, Shelton, Connecticut 06484.

At this year’s meeting you will be asked to vote on the three proposals listed in the enclosed Notice of Annual Meeting: (1) the election of nine nominees to serve on our Board of Directors for a term of one year, (2) the ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2015, and (3) the approval of the Company’s Second Amended and Restated 2005 Incentive Award Plan. Please take the time to review the information on each of the proposals contained inside the Proxy Statement.

The Board of Directors recommends that you vote FOR each of the proposals.

As a shareholder, it is important that your shares are represented at the Annual Meeting in person or by proxy. Last year approximately 86% of all eligible votes were cast by shareholders at the Annual Meeting once again demonstrating the strong engagement and commitment of our shareholders to Hubbell. I encourage you to cast your vote and to continue your support of this great Company and its future prosperity.

On behalf of the Board of Directors, we thank you for your share ownership in Hubbell and look forward to seeing you at the meeting.

Very truly yours,

David G. Nord

Chairman of the Board, President and

Chief Executive Officer

March 18, 2015

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Proxy Statement

Annual Meeting Details

Date, Time and Place

The Annual Meeting of Hubbell Incorporated, which we refer to as Hubbell or the Company is being held on Tuesday, May 5, 2015 at 9:00 A.M. local time at our corporate headquarters, 40 Waterview Drive, Shelton, Connecticut 06484.

Availability of Proxy Materials

Your proxy is being solicited for the Annual Meeting, or any adjournment, continuation or postponement of the Annual Meeting, on behalf of the Board of Directors of the Company. On March 18, 2015, we mailed a Notice of the Internet Availability of Proxy Materials to all shareholders of record advising that they could view all of the proxy materials (Proxy Statement, proxy card and Annual Report on Form 10-K) online at www.proxyvote.com, or request a paper or email copy of the proxy materials free of charge. We encourage all shareholders to access their proxy materials online to reduce the environmental impact and cost of our proxy solicitation. You may request a paper or email copy of the materials using any of the following methods:

•	By Internet: Go to www.proxyvote.com

•	By Phone: 1-800-579-1639

•	By Email: sendmaterial@proxyvote.com

Eligibility to Vote

You can vote if you held shares of Class A or Class B Common Stock as of the close of business on March 6, 2015, which is the record date for the Annual Meeting. Each share of Class A Common Stock is entitled to twenty votes, and each share of Class B Common Stock is entitled to one vote. As of March 6, 2015, there were 7,167,506 shares of Class A Common Stock and 50,806,526 shares of Class B Common Stock outstanding and eligible to vote.

How to Vote

You may vote using any of the following methods:

•	By Internet: Go to www.proxyvote.com. Have your Notice of the Internet Availability of Proxy Materials or proxy card in hand when you go to the website.

•	By Mail: If you have requested a paper copy of the proxy materials, complete, sign and return your proxy card in the prepaid envelope.

•	In Person: Shareholders who attend the Annual Meeting may request a ballot and vote in person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or record holder and present it to the inspectors of election with your ballot to be able to vote at the meeting.

•	By Phone: 1-800-690-6903. Have your proxy card in hand when you call and then follow the instructions.

You may revoke your proxy at any time prior to its use by any of the following methods:

•	Delivering to the Secretary of the Company written instructions revoking your proxy

•	Delivering an executed proxy bearing a later date than your prior voted proxy

•	If you voted by Internet or telephone, by recording a different vote on the Internet website or by telephone

•	Voting in person at the Annual Meeting

If you hold your shares in street name, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions.

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Directions to Meeting

Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.hubbell.com, in the Investor Info section. The content of the Company’s website is not incorporated by reference into, or considered to be a part of, this Proxy Statement.

Proxy Summary

This summary highlights some of the important information contained in this Proxy Statement and does not include all of the information you should consider regarding the proposals being presented at the Annual Meeting. You should read the entire Proxy Statement before casting your vote. Page references are supplied to help you find more detailed information in this Proxy Statement.

Voting Items

Item 1 - Election of Directors (Page 11)

The table below presents information on each of the nominees for Director of the Company, including their principal occupation and relevant experience. Each of the nominees is a current Director of the Company and possesses the qualifications and experience recommended by the Nominating and Corporate Governance Committee, and approved by our Board, to serve as a Director.

		Director		Committee
Name	Principal Position	Since	Independent	Membership*	Experience
Carlos M. Cardoso	Retired Chairman, President and CEO, Kennametal Inc.	2013	Yes	A / C	Public company officer/director, operations, international, manufacturing
Anthony J. Guzzi	President and CEO, EMCOR Group, Inc.	2006	Yes	A / E / N	Public company officer/director, operations, distribution, manufacturing
Neal J. Keating	Chairman, President and CEO, Kaman Corporation	2010	Yes	A / N	Public company officer/director, international, operations, distribution
John F. Malloy	Chairman, President and CEO, Victaulic Company	2011	Yes	A / F	Private company officer/director, manufacturing, operations, distribution
David G. Nord	Chairman, President and CEO, Hubbell Incorporated	2013	No	E	Public company officer/director, finance, operations, strategic planning
Carlos A. Rodriguez	President and CEO, Automatic Data Processing, Inc.	2009	Yes	C / F	Public company officer/director, finance, international business, mergers
John G. Russell	President and CEO, CMS Energy & Consumers Energy	2011	Yes	C / N	Public company officer/director, finance, governance, utility industry
Steven R. Shawley	Retired Senior Vice President and CFO, Ingersoll-Rand Company	2014	Yes	A / F	Public company officer/director, finance, audit, manufacturing
Richard J. Swift	Retired Chairman, President & CEO, Foster Wheeler Ltd.	2003	Yes	C / E / N	Public company officer/director, finance, accounting, auditing, engineering
*	A – Audit, C – Compensation, E – Executive, F – Finance, N – Nominating/Corporate Governance.

Item 2 - Ratification of Auditors (Page 54)

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the annual financial statements for the Company for the year 2015. While shareholder ratification of our independent auditors is not required, we are submitting the item to a vote as a matter of good corporate governance.

Item 3 - Approval of the Company’s Second Amended and Restated 2005 Incentive Award Plan (Page 56)

The Board of Directors has approved the Second Amended and Restated 2005 Incentive Award Plan (which is referred to herein as the “Restated Plan”), and is submitting the Restated Plan for shareholder approval at the 2015 Annual Meeting. The Restated Plan increases the number of shares of Class B Common Stock available under the Plan by 2.8 million shares and adds certain terms and provisions which the Board believes reflect good corporate governance practices, including additional performance goals which may be used in connection with performance-based awards.

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Vote Recommendations and Requirements

A quorum is required to transact business at the Annual Meeting. The presence of the holders of Class A and Class B Common Stock, in person or by proxy, representing a majority of the voting power of the Company’s outstanding shares constitutes a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for quorum purposes. The following table summarizes the voting information for the three proposals to be considered at the Annual Meeting:

Item	Board Vote Recommendation	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	FOR each Nominee	Plurality*	No
Ratification of Auditors	FOR	Majority of Votes Cast**	Yes
Approval of the Second Amended and Restated 2005 Incentive Award Plan	FOR	Majority of Votes Cast**	No
*	Plurality means that the nominees who receive the most votes cast “FOR” their election are elected as directors. Votes withheld and broker non-votes will not affect the election of directors.
**	“Majority of Votes Cast” means that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes are not considered to be votes cast and therefore will not affect the voting results with respect to the ratification of the auditors. Because brokers have the discretionary authority to vote on the ratification of auditors, we do not expect any broker non-votes in connection with the ratification. The approval of the Second Amended and Restated 2005 Incentive Award Plan is subject to the shareholder approval requirement of the New York Stock Exchange listing rules. Under these rules, abstentions will count as votes cast and will have the same effect as votes cast against the proposal. Broker non-votes are not considered to be votes cast and therefore will not affect the voting results with respect to the approval of the Second Amended and Restated 2005 Incentive Award Plan.

If your shares are held by a broker and you have not instructed the broker how to vote, your shares will not be voted with respect to the election of directors or the approval of the Second Amended and Restated 2005 Incentive Award Plan, but your broker does have the discretion to vote your shares on the ratification of the auditors.

The Company does not intend to present any business at the Annual Meeting other than the items described in the Proxy Statement, and has no information that others will do so. The proxies appointed by our Board of Directors (and named on your proxy card) will vote all shares as the Board recommends above, unless you instruct otherwise when you vote. If a matter not described in this Proxy Statement is properly presented at the Annual Meeting, the named proxies will have the discretion to vote your shares in their judgment.

Business Highlights

Hubbell is a performance-driven company with an impressive track record of consistently delivering increased value and returning cash to our shareholders. We achieved record sales and earnings per diluted share again in 2014. Net sales in 2014 were $3.4 billion, an increase of 6% compared to 2013; operating margin of 15.4% in 2014 decreased 50 basis points compared to 2013; earnings per diluted share in 2014 were $5.48 compared to $5.47 in 2013; and free cash flow (defined as cash flow from operations less capital expenditures) was 102% of net income in 2014. Each of these measures are critical components to our pay for performance compensation structure as they are indicators of strong Company performance and shareholder value. The Company rewards its executives for achievements in these areas as further described in the Compensation Discussion and Analysis beginning on page 26. We also remained committed to deploying our capital in value creating ways. We increased the quarterly dividend 12% to $0.56 per share - our 7th consecutive year of increased dividends. The Board of Directors also authorized the repurchase of up to $300 million of the Company’s Class A and Class B common stock. We returned 58% of operating cash flow to shareholders through dividends of $121 million and share repurchases of $105 million. Finally, acquisitions continue to be a core strategic objective and we invested approximately $184 million on seven acquisitions in 2014; four that joined our Power segment and three that joined the Electrical segment.

Executive Appointments

On February 1, 2014, Mr. Gerben W. Bakker was appointed to the position of Group Vice President, Power Systems, succeeding Mr. William T. Tolley who was appointed to the position of Senior Vice President, Growth and Innovation.

On May 6, 2014, the Board of Directors appointed Mr. David G. Nord to the position of Chairman of the Board, in addition to his existing role as President and Chief Executive Officer. Mr. Nord succeeded Mr. Timothy H. Powers, the former Chairman of the Board, who did not stand for reelection at the 2014 Annual Meeting of Shareholders.

On June 30, 2014, Mr. Gary N. Amato was appointed to the position of Executive Vice President, Hubbell Electrical Segment. In this role, he acquired oversight of the Hubbell Lighting business, in addition to his leadership role over the Electrical Systems business. Mr. Amato assumed responsibility for the Lighting business following the announcement of the retirement of Mr. Scott H. Muse.

Executive Compensation

The Company’s executive compensation program is focused on providing competitive pay to our executives for their contributions towards the Company’s strategy and goals and for delivering strong Company performance. Our pay for performance philosophy ensures that the interests of our executives are aligned with those of our shareholders by allocating a significant portion of the total compensation payable to our executives to short- and long-term performance-based goals. The balance of executive compensation takes the form of a fixed base salary, retirement and employee benefits generally offered to other employees, and limited perquisites, in each case designed to fulfill the objective of attracting and retaining key executive talent.

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Primary Components of 2014 Compensation Program

Compensation Elements	Characteristics	Purpose
Base Salary	Fixed. Cash payment based on scope of responsibility, experience and individual performance.	Offers a stable source of income based on the executive’s functional role and responsibilities, competitive position and the ability to influence Company performance.
Short-Term Incentive Awards	Variable. Performance-based opportunity. Annual cash incentive tied to achievements of designated short-term financial and strategic objectives.	Intended to motivate and reward executives for achievements of Company financial and strategic objectives.
Long-Term Incentive Awards	Variable. Performance-based opportunity. Equity incentive awards that are 100% based on performance.	Intended to create alignment with shareholders and promote achievement of longer term financial and strategic objectives.

Pay Mix. As shown in the charts below, the pay mix of our named executive officers and our CEO as reviewed by the Compensation Committee is consistent with external market practices:

Base Salary	Short-term Incentive Target	Long-term Incentive

Performance Measures. The short-term incentive award opportunities for our named executive officers are based upon achievements with respect to certain performance metrics approved by our Compensation Committee. For 2014, earnings per share, free cash flow, operating profit and certain strategic objectives were selected as the measures upon which short-term incentive awards could be earned. The performance targets, weightings and payouts for each of these measures are discussed in detail in the “Short-Term Incentive Compensation” section on page 32.

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Compensation Awarded in 2014. The table below provides an overview of the compensation paid to or earned by our named executive officers in 2014 (see the complete Summary Compensation Table on page 41 for more detail):

					Change in
					Pension Value and
				Non-Equity	Nonqualified Deferred
		Stock	Option	Incentive Plan	Compensation	All Other
	Salary	Awards	Awards	Compensation	Plan Earnings	Compensation	Total
Name and Principal Position	($)	($)	($)	($)	($)	($)	($)
D. G. Nord	940,500	2,574,942	1,062,572	984,000	4,501,039	137,088	10,200,141
Chairman, President and
Chief Executive Officer
W. R. Sperry	490,000	677,691	279,630	308,700	—	66,351	1,822,372
Senior Vice President and
Chief Financial Officer
G. N. Amato	600,000	813,190	335,541	363,100	1,227,302	25,968	3,365,101
Executive Vice President,
Hubbell Electrical Segment
G. W. Bakker	380,833	590,347	306,902	255,100	378,779	21,037	1,932,998
Group Vice President,
Power Systems
A. Hsieh	413,000	487,862	201,332	225,500	—	65,527	1,393,221
Vice President,
General Counsel

Director Compensation

Our compensation program for non-management Directors consists of an annual:

•	Board retainer - $75,000

•	Committee retainer - Audit (Member - $10,000, Chair - $20,000), Compensation (Member - $7,000, Chair - $15,000), Finance (Member - $5,000, Chair - $13,000) and Nominating and Corporate Governance (Member - $5,000, Chair - $13,000)

•	Restricted Stock - Grant of $110,000 in value of Class B Common Stock upon election at each annual meeting which vests at the following year’s meeting if the Director is still serving (or earlier, upon death or a change in control)

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ELECTION OF DIRECTORS - ITEM 1

The Company’s By-Laws provide that the Board of Directors shall consist of between three and thirteen Directors who shall be elected annually by the shareholders. The Board has fixed the number of Directors at nine as of the 2015 Annual Meeting.

Director Qualifications and Experience

The Nominating and Corporate Governance Committee (“NCGC”) works with the Board annually to determine the appropriate characteristics, skills and experience for the Board and its individual members to properly oversee the interests of the Company and its shareholders.

The NCGC recommends candidates for Board membership using the selection criteria outlined in the Corporate Governance Guidelines and other factors it deems necessary to fulfill its objectives. Candidates are evaluated on the basis of their individual qualifications and experience, and in the context of the Board as a whole. The Board does not have a formal policy on diversity, rather its objective is to assemble a Board with diverse experience in various areas that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment. Below is a list of some of the qualifications and experience sought by the NCGC in recommending candidates for nomination to the Board:

•	Ability to make independent analytical inquiries

•	Marketing, finance, operations or other relevant public company experience

•	Education

•	Financial literacy

•	Professional background

•	Corporate governance experience

•	Current or former public company officer

•	Experience in the Company’s industry

•	Public company board service

•	Academic expertise in an area of the Company operations

In determining whether to recommend a current Director for reelection, the NCGC will also consider:

•	Past attendance at meetings

•	Service on other boards

•	Participation in and contributions to Board activities

Each Director nominee possesses the appropriate qualifications and experience for membership to the Board of Directors. As a result, the Board is comprised of individuals with strong and unique backgrounds, giving the Board competence and experience in a wide variety of areas to serve the interests of the Company and its shareholders.

Director Nominees

The following nominees are proposed by the Board to stand for election at the 2015 Annual Meeting of Shareholders and to serve as Directors until the 2016 Annual Meeting and until their successors have been elected and qualified. All of the nominees are current Directors and were elected by the Company’s shareholders. Messrs. Ratcliffe, McNally and Ms. Good are not standing for reelection. In the event that any of the nominees for Director should become unavailable, it is intended that the shares represented by the proxies will be voted for any substitutes nominated by the Board of Directors, unless the number of Directors constituting the full Board is reduced. The following biographies provide information on the principal occupation of each of the Director nominees:

The Board of Directors Recommends that Shareholders Vote ‘‘FOR’’ all of the Nominees.

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Carlos M. Cardoso

Age: 57

Director since: 2013

Committees: Audit and Compensation

Designation: Independent

Directorships: Stanley Black & Decker, Inc., since 2007; Kennametal Inc. (2008 - 2014)

Mr. Cardoso served as Chairman of the Board, President and Chief Executive Officer of Kennametal Inc. (a publicly traded manufacturer of metalworking tools and wear-resistant products) from January 2008 to December 2014. Previously, he held the position of President and Chief Executive Officer (2006 – 2008), and also served as Kennametal’s Executive Vice President and Chief Operating Officer from January 2005 to December 2005, and Vice President and President, Metalworking Solutions and Services Group from 2003 to 2004.

Skills and Qualifications

Mr. Cardoso brings to the Board CEO, COO, manufacturing, international business and public company Board experience, including:

•	Significant manufacturing and operations experience having served as President of the Pump Division of Flowserve Corporation, a manufacturer/provider of flow management products and services, Vice President and General Manager, Engine Systems and Accessories, for Honeywell International, Inc., a technology and manufacturing company, and Vice President Manufacturing Operations for Colt’s Manufacturing Company, LLC, a maker of firearms

•	Membership on the Board of Stanley Black & Decker, Inc., a diversified global provider of hand and power tools and accessories

Anthony J. Guzzi

Age: 51

Director since: 2006

Committees: Nominating and Corporate Governance (Chair), Audit, and Executive

Designations: Independent; Lead Director

Directorship: EMCOR Group, Inc., since 2009

Mr. Guzzi has served as President and Chief Executive Officer of EMCOR Group, Inc. (a publicly traded mechanical, electrical construction and facilities services company) since January 2011. Previously, he was President and Chief Operating Officer from 2004 to 2010. He also served as President, North American Distribution and Aftermarket of Carrier Corporation (HVAC and refrigeration systems), a subsidiary of United Technologies Corporation from 2001 to 2004, and President, Commercial Systems and Services in 2001.

Skills and Qualifications

Mr. Guzzi brings to the Board CEO, COO, manufacturing, strategic development, operations, consulting, and public company board experience, including:

•	Serving as President and CEO and a Director of EMCOR Group, Inc., a corporation specializing in electrical and mechanical construction and facilities services

•	Extensive experience in manufacturing and distribution having served as President, North American Distribution and Aftermarket, and President, Commercial Systems and Services of Carrier Corporation, a subsidiary of United Technologies Corporation

•	Past experience as an engagement manager with McKinsey & Company, a prominent management consulting firm

Neal J. Keating

Age: 59

Director since: 2010

Committees: Audit, and Nominating and Corporate Governance

Designation: Independent

Directorship: Kaman Corporation, since 2007

Mr. Keating has served as the Chairman of the Board, President and Chief Executive Officer of Kaman Corporation (a publicly traded aerospace and industrial distribution company), since 2008. Prior to that, he held the position of President and Chief Operating Officer of Kaman from 2007 to 2008. From 2004 to 2007, he held the position of Chief Operating Officer of Hughes Supply (a wholesale distributor acquired by Home Depot).

Skills and Qualifications

Mr. Keating brings to the Board an extensive history of senior executive leadership and board experience, and a strong background in international operations, distribution, and mergers and acquisitions, including:

•	Serving as Chairman of the Board and CEO of Kaman Corporation, a public manufacturing corporation that serves the aerospace and industrial distribution industries

•	Past experience as COO of Hughes Supply and Executive Vice President and COO of Rockwell Collins, Commercial Systems

•	Former Managing Director and CEO of GKN Aerospace, and Director of GKN plc, an international aerospace, automotive and land systems business

John F. Malloy

Age: 60

Director since: 2011

Committees: Audit and Finance

Designation: Independent

Directorships: Victaulic Company, since 2006; Lehigh Gas Partners, since 2012

Mr. Malloy has served as the Chairman of the Board, President and Chief Executive Officer of Victaulic Company (a privately held mechanical pipe joining systems company) since 2006. Prior to that, he held the position of President and Chief Executive Officer from 2004 to 2006 at Victaulic, and also President and Chief Operating Officer from 2002 to 2004.

Skills and Qualifications

Mr. Malloy brings to the Board many years of senior management, operations, economic and strategic planning experience having served as the CEO and COO of a global manufacturing and distribution company, including:

•	12 years of executive management experience at a leading worldwide manufacturing company

•	Over 15 years of experience in various senior level strategic planning positions at United Technologies Corporation

•	Holds a Ph.D. in economics and has taught courses in Economics at Hamilton College

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David G. Nord

Age: 57

Director since: 2013

Committee: Executive

Designation: Not Independent

Mr. Nord has served as Chairman of the Board, President and Chief Executive Officer of the Company since May 2014, and President and Chief Executive Officer since January 2013. Previously, he served as the Company’s President and Chief Operating Officer from June 2012 to January 2013, and Senior Vice President and Chief Financial Officer from September 2005 to June 2012.

Skills and Qualifications

Mr. Nord brings to the Board extensive financial, operational, and strategic planning experience, and a strong background in the manufacturing industry having served as a senior executive at 2 global manufacturing companies, including:

•	Serving as the Company’s Senior Vice President and CFO for 7 years and as COO prior to his appointment to CEO in 2013

•	10 years in various senior leadership positions at United Technologies Corporation including Vice President-Finance and CFO of Hamilton Sundstrand Corporation, one of its principal subsidiaries

•	Roles of increasing responsibility at The Pittston Company, a publicly held multinational corporation, and Deloitte & Touche

•	Member of the Board of Trustees of MAPI

Carlos A. Rodriguez

Age: 50

Director since: 2009

Committees: Compensation and Finance

Designation: Independent

Directorship: Automatic Data Processing, Inc., since 2011

Mr. Rodriguez has served as President and Chief Executive Officer of Automatic Data Processing, Inc. (“ADP”) (a publicly traded payroll and tax processing, and business services company) since November 2011. Previously, he served as President and Chief Operating Officer of ADP from May to November 2011, as President, National Account Services and Employer Services International from 2010 to 2011, as Division President for ADP’s Small Business Services and the Professional Employer Organization from 2007 to 2010, and as Division President, Professional Employer Organization from 1999 to 2007.

Skills and Qualifications

Mr. Rodriguez brings to the Board several years of experience as a public company executive officer and a strong background in finance, general management, international business and operations, including:

•	Serving as the current President and CEO of ADP, one of the largest payroll and tax filing processors in the world

•	Holding the position of CFO and other high level finance experience with a public company acquired by ADP and two privately held corporations

John G. Russell

Age: 57

Director since: 2011

Committees: Compensation, and Nominating and Corporate Governance

Designation: Independent

Directorships: CMS Energy Corporation and Consumers Energy Company, since 2010

Mr. Russell has served as the President and Chief Executive Officer of CMS Energy Corporation (“CMS Energy”) and Consumers Energy Company (“Consumers Energy”) (a publicly traded electric and natural gas utility) since 2010. Previously, he held the position of President and Chief Operating Officer of Consumers Energy from 2004 to 2010.

Skills and Qualifications

Mr. Russell brings to the Board many years of experience as a public company executive officer and Director in the utility industry, and possesses a strong background in operations, regulated utilities and governance, including:

•	Serving as the President and CEO of CMS Energy and Consumers Energy, and previously as COO

•	Over 30 years of both hands-on and leadership experience in the utility industry which represents a significant part of the Company’s overall business

•	Serving on the boards of CMS Energy and Consumers Energy

Steven R. Shawley

Age: 62

Director since: 2014

Committees: Audit and Finance

Designations: Independent; Audit Committee Financial Expert

Directorship: GrafTech International (2010 - 2014)

Mr. Shawley served as the Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company (a publicly traded manufacturer of climate solutions, and industrial and security technologies) from 2008 to 2013. Previously, he held the position of Senior Vice President and President of Ingersoll-Rand’s Climate Control Technologies business from 2005 to 2008.

Skills and Qualifications

Mr. Shawley brings to the Board extensive leadership experience as a public company executive officer and Director, and a strong background in finance, accounting and audit, including:

•	Over 14 years of experience as a public company officer, including serving as the Senior Vice President and CFO of Ingersoll-Rand and President of one of its major business sectors

•	Holding multiple financial roles of increasing responsibility over the course of 30+ years including audit, accounting, financial planning and as the controller of Westinghouse Electric Corporation’s largest manufacturing division and CFO of its Thermo King subsidiary

•	Served on the board of a public company and as Chair of its Audit Committee

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Richard J. Swift

Age: 70

Director since: 2003

Committees: Compensation (Chair), Executive, and Nominating and Corporate Governance

Designation: Independent

Directorships: CVS/Caremark Corporation, since 2006; Ingersoll-Rand Company, PLC, since 1995; Kaman Corporation, since 2002; Public Service Enterprise Group Incorporated, since 1994

Mr. Swift served as the Chairman of the Financial Accounting Standards Advisory Council from 2002 to 2006. Previously, he held the position of Chairman, President and Chief Executive Officer of Foster Wheeler Ltd. (design, engineering, construction and other services) from 1994 to 2001.

Skills and Qualifications

Mr. Swift possesses CEO experience, extensive public company board experience, and a strong finance, engineering and corporate governance background, including:

•	Former Chairman, President and CEO of Foster Wheeler Ltd.

•	Former Chairman of the National Foreign Trade Council and the Financial Accounting Standards Advisory Council, which advises the Financial Accounting Standards Board on accounting standards

•	Membership on the boards of 4 public companies

•	Former licensed professional engineer

During the five years ended December 31, 2014, Mr. Keating, Mr. Malloy and Mr. Swift have held the principal occupation listed in their biography above or been retired for that period of time. The employment history of each of the other Director nominees during such time period is reflected in their biographies above.

Vote Requirement

Directors are elected by plurality vote. Votes withheld and broker non-votes will not affect the election of Directors.

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COMPENSATION OF DIRECTORS

The NCGC annually reviews all forms of independent Director compensation in relation to other U.S. companies of comparable size and the Company’s competitors, and recommends changes to the Board, when appropriate. The NCGC is supported in this review by Exequity LLP (“Exequity”), an independent outside compensation consultant engaged by the NCGC, which provides compensation consultation and competitive benchmarking. As a result of this review, the Director compensation program reflects a mainstream approach to the structure of the compensation components and the method of delivery.

The following table describes the components of non-management Director compensation:

Compensation Component
Annual Board Retainer	$75,000
Non-Executive Chairman of the Board Retainer(1)	$100,000
Committee Chair Retainer	$20,000 – Audit $15,000 – Compensation $13,000 – Finance $13,000 – NCGC
Committee Member Retainer	$10,000 – Audit $ 7,000 – Compensation $ 5,000 – Finance $ 5,000 – NCGC
Board / Committee Meeting Fees	None
Annual Restricted Share Grant (upon election at Annual Meeting)	$110,000 in value of Class B Common Stock that vests on the date of the next Annual Meeting if the Director is still serving (or earlier, upon death or a change in control)
Stock Ownership Guidelines(2)	Within five years of joining the Board, ownership in Common Stock or deferred stock units valued at 4 times the average annual retainer paid to the Director in the past 5 years
Discretionary Fee(3)	Upon NCGC recommendation and consent of the Chairman of the Board, fees commensurate with any activities performed outside the scope of normal Board and Committee service, at the Company’s request
(1)	Mr. Timothy H. Powers served as the Company’s Non-Executive Chairman of the Board from January to May 2014. His compensation for services as Non-Executive Chairman are shown in the Director Compensation Table on page 16.

(2)	Directors who are first standing for election are encouraged to own 1,000 shares of any class(es) of Company common stock prior to the filing of the proxy statement for the meeting at which the Director is standing for election.

(3)	Activities may include customer visits, conference attendance, or training meetings.

Deferred Compensation Plan

The Company maintains a Deferred Compensation Plan for non-management Directors (“Deferred Plan for Directors”) which enables Directors, at their election, to defer all or a portion of their annual Board and Committee retainers into:

•	A Stock Unit account in which each stock unit consists of one share each of the Company’s Class A and Class B Common Stock. Dividend equivalents are paid on the stock units contained in the Director’s account and converted into additional stock units. Upon distribution, all stock units are converted into shares of Class B Common Stock.

•	A Cash account which is credited with interest at the prime rate in effect at the Company’s principal commercial bank on the date immediately following each regularly scheduled quarterly Board meeting.

The Deferred Plan for Directors also enables such Directors, at their election, to defer all or a portion of their annual restricted share grant into:

•	A Restricted Stock Unit account providing for the credit of one restricted stock unit for each share of restricted stock deferred. Restricted stock units are subject to the same vesting terms described in the table above and are payable in the form of one share of Class B Common Stock for each restricted stock unit. Dividend equivalents are paid on the restricted stock units contained in the account and converted into additional restricted stock units.

Generally, all distributions under the Deferred Plan for Directors are paid only after termination of service, and may be paid in a lump sum or in annual installments, at the Director’s election. However, in the event of a change of control, all amounts credited to a Director’s account are paid in a lump sum, with amounts credited as stock units immediately converted into a right to receive cash.

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Director Compensation Table for Fiscal Year 2014

The following table shows the compensation paid by the Company to non-management Directors for service on the Company’s Board of Directors during fiscal year 2014. Mr. Nord receives no compensation beyond that described in the Executive Compensation section on page 41 for his service as Director.

	Fees Earned		All Other
	or Paid in Cash(1)	Stock Awards(2)	Compensation(3)(4)	Total
Name	($)	($)	($)	($)
Carlos M. Cardoso	92,000	109,929	4,336	206,265
Lynn J. Good	100,000	109,929	336	210,265
Anthony J. Guzzi	98,000	109,929	4,336	212,265
Neal J. Keating	90,000	109,929	336	200,265
John F. Malloy	90,000	109,929	336	200,265
Andrew McNally IV	95,000	109,929	4,336	209,265
David G. Nord	—	—	—	—
Timothy H. Powers	392,419	—	336	392,755
G. Jackson Ratcliffe	80,000	109,929	518	190,447
Carlos A. Rodriguez	87,000	109,929	336	197,265
John G. Russell	87,000	109,929	336	197,265
Steven R. Shawley	79,250	109,929	4,018	193,197
Richard J. Swift	95,000	109,929	4,336	209,265
(1)	Includes the following amounts deferred and held under the Company’s Deferred Plan for Directors: Mr. Cardoso — $92,000, Ms. Good — $75,000, Mr. Guzzi — $98,000, Mr. Keating — $45,000, Mr. Powers — $392,419 Mr. Rodriguez — $87,000, Mr. Russell — $87,000, Mr. Shawley — $79,250 and Mr. Swift — $75,000.

(2)	Amounts shown represent the grant date fair value of 939 shares of restricted stock granted to each Director at the Company’s May 6, 2014 Annual Meeting of Shareholders as computed in accordance with FASB ASC Topic 718. In addition, Mr. Powers has 152,565 SARs (of which 131,092 are vested and 21,473 are unvested) and 8,881 unvested performance shares that he acquired during his tenure as an executive officer of the Company. See the “Equity Award Plan Vesting Provisions” on page 42 for details on the vesting provisions of these awards upon Retirement. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 17 to the Notes to Consolidated Financial Statements for 2014 contained in the Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 19, 2015. These shares will vest as of the date of the 2015 Annual Meeting of Shareholders if the Director is still serving at that time (or earlier, upon death or a change in control). Mr. Cardoso, Ms. Good, Mr. Guzzi, Mr. Keating, Mr. Rodriguez, Mr. Russell and Mr. Shawley each elected to defer their entire 2014 annual restricted stock grant pursuant to the terms of the Deferred Plan for Directors as discussed on page 15. See the table below for the aggregate number of stock awards held by each Director as of December 31, 2014.

(3)	Includes the Company’s payment of $336 for life and business travel accident insurance premiums for each Director.

(4)	Includes a Company matching contribution to an eligible educational institution under The Harvey Hubbell Foundation Educational Matching Gifts Program in the following amounts: Mr. Cardoso — $4,000, Mr. Guzzi — $4,000, Mr. McNally — $4,000, Mr. Ratcliffe — $500, Mr. Shawley — $4,000 and Mr. Swift — $4,000.

As of December 31, 2014, the following table shows the balance in each non-management Directors’ (i) stock unit account (each stock unit consists of one share each of Class A and Class B Common Stock) and (ii) restricted stock unit account (each restricted stock unit consists of one share of Class B Common Stock) under the Deferred Plan for Directors. See the “Deferred Compensation Plan” section on page 15 for additional information:

	Aggregate No. of Stock Units	Aggregate No. of Restricted
Name	Held at Year End (#)	Stock Units Held at Year End (#)
Carlos M. Cardoso	838	2,122
Lynn J. Good	2,598	3,594
Anthony J. Guzzi	8,438	3,594
Neal J. Keating	1,336	3,594
John F. Malloy	631	1,472
Andrew McNally IV	—	—
David G. Nord	—	—
Timothy H. Powers	—	—
G. Jackson Ratcliffe	—	—
Carlos A. Rodriguez	2,714	3,594
John G. Russell	1,454	3,594
Steven R. Shawley	346	952
Richard J. Swift	7,187	—

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CORPORATE GOVERNANCE

The Board of Directors has adopted the Company’s Corporate Governance Guidelines (“Guidelines”) to assist the Board in the exercise of its responsibilities and to best serve the interests of the Company and its shareholders. The Guidelines reflect the Board’s commitment to good governance through the establishment of policies and procedures in areas it believes are critical to the enhancement of shareholder value. It is the Board’s intention that these Guidelines serve as a framework within which the Board can discharge its duties and foster the effective governance of the Company. The Board of Directors met 9 times in 2014.

Director Independence

The Guidelines indicate that the Board shall be comprised of a majority of independent Directors. In evaluating the independence of Directors, each year the NCGC reviews all relationships between Directors (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company or any of its subsidiaries) and the Company and its subsidiaries in accordance with the rules of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”) and considers whether any relationship is material. The NCGC also reviews responses to annual questionnaires completed by each of the Directors, a report of transactions with Director-affiliated entities, Code of Ethics compliance certifications, case submissions filed with the Company’s confidential communication hotline, and Company donations to charitable organizations with which a Director may be affiliated (noting that The Harvey Hubbell Foundation Educational Matching Gifts Program is available to all Directors, officers and employees and matches eligible gifts up to a maximum of $4,000 made by an individual in a calendar year).

The NCGC considered the nature and dollar amounts of the transactions below and determined that none were required to be disclosed or otherwise impaired the applicable Director’s independence as all of these ordinary course transactions were significantly below the NYSE bright-line independence threshold of the greater of $1 million, or 2% of the other company’s sales, and were immaterial to all companies involved. As a result of this review, the Board has determined that each of the Directors is independent other than Mr. Nord. In evaluating and determining the independence of the Directors, the NCGC considered that in the ordinary course of business, transactions may occur between the Company and its subsidiaries and entities with which some of the Directors are or have been affiliated. For example:

•	Mr. Cardoso serves as a director and is a former executive officer of Kennametal, Inc. and as a director of Stanley Black & Decker, Inc., with which the Company engages in ordinary course business transactions. In 2014, the Company purchased tools and component parts from Kennametal and tools and maintenance supplies from Stanley Black & Decker which purchases constituted less than 0.5% of each of Kennametal’s and Stanley Black & Decker’s sales during 2014.

•	Ms. Good serves as a director and executive officer of Duke Energy Corporation, with which the Company engages in ordinary course business transactions. In 2014, the Company sold power-related products, and test and communications equipment to Duke Energy and purchased utility power service from Duke Energy. These transactions constituted less than 0.5% of Duke Energy’s sales during 2014.

•	Mr. Guzzi serves as a director and executive officer of EMCOR Group, Inc., with which the Company engages in ordinary course business transactions. In 2014, the Company sold cable glands and enclosure products to EMCOR Group. These transactions constituted less than 0.5% of EMCOR’s sales during 2014.

•	Mr. Keating serves as a director and executive officer of Kaman Corporation, with which the Company engages in ordinary course business transactions. In 2014, the Company sold ethernet and business access equipment to Kaman Corporation and purchased certain component parts from Kaman. These transactions constituted less than 0.5% of Kaman’s sales during 2014.

•	Mr. Malloy serves as a director and executive officer of Victaulic Company, with which the Company engages in ordinary course business transactions. In 2014, the Company sold motor control products to Victaulic which transactions constituted less than 0.5% of Victaulic’s sales during 2014.

•	Mr. Rodriquez serves as a director and executive officer of ADP, with which the Company engages in ordinary course business transactions. In 2014, the Company purchased payroll processing services from ADP which purchases constituted less than 0.5% of ADP’s sales during 2014.

•	Mr. Russell serves as a director and executive officer of CMS Energy and Consumers Energy, with which the Company engages in ordinary course business transactions. In 2014, the Company sold power transmission and distribution products, and communications equipment to CMS Energy and Consumers Energy. These transactions constituted less than 0.5% of each of CMS Energy’s and Consumers Energy’s respective sales during 2014.

•	Mr. Swift serves as a director of Ingersoll-Rand Company, Kaman Corporation, CVS Caremark and Public Service Enterprise Group Inc. (“PSEG”) with which the Company engages in ordinary course business transactions. During 2014, the Company sold motor controls to Ingersoll-Rand Company, ethernet and business access equipment to Kaman Corporation, and electrical enclosures to PSEG. In addition, during 2014 the Company purchased tools and maintenance related items from Ingersoll-Rand, tools and component parts from Kaman, prescription management services from CVS Caremark and utility power service products from PSEG. These transactions constituted less than 0.5% of each of Ingersoll-Rand’s, Kaman’s, CVS Caremark’s, and PSEG’s respective sales during 2014.

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Director Nomination Process

In searching for qualified Director candidates for election to the Board and to fill vacancies on the Board, the Board may solicit current Directors or members of executive management for the names of potentially qualified candidates, consult with outside advisors, retain a director search firm or consider nominees suggested by shareholders.

All Director candidates are reviewed and evaluated by the NCGC in relation to the specific qualifications and experience sought by the Board for membership (as discussed in the “Election of Directors” section on page 11), and the Board’s needs at that time. A candidate whose qualifications and experience align with this criteria is then interviewed by members of the NCGC, other Board members, and executive management to further assess the candidate’s qualifications and experience and determine if the candidate is an appropriate fit. Candidates may be asked to submit additional information to support their potential nomination and references may be requested. If the Board approves of the NCGC recommendation, the candidate is then nominated for election by the Company’s shareholders or appointed by the Board to fill a vacancy, as applicable.

Any shareholder who intends to recommend a candidate to the NCGC for consideration as a Director nominee should deliver written notice, which must include the same information requested by Article I, Section 11(a)(2) of our By-Laws, to the Secretary of the Company with the following information about the nominee:

•	Biographical data (business experience, board service, academic credentials)

•	Transactions between the shareholder and the candidate, and the Company or its management

•	Relationships or arrangements between the shareholder and the candidate

•	Any other transactions or relationships which the Board of Directors should be aware in order to evaluate the candidate’s independence

•	Details of any litigation involving the shareholder and candidate adverse to the Company or associated with an entity engaged in such litigation

•	Whether the candidate or any company at which the candidate is a current or former officer or director is, or has been, the subject of any SEC, criminal or other proceedings or investigations related to fraud, accounting or financial misconduct, or any other material civil proceedings or investigations

•	Written consent confirming the candidate’s (i) consent to be nominated and named in the Company’s Proxy Statement and, if elected, to serve as a Director of the Company and (ii) agreement to be interviewed by the NCGC and to submit additional information if requested

Any such notice should be delivered to the Company sufficiently in advance of the Company’s annual meeting to permit the NCGC to complete its review in a timely fashion.

Board Leadership Structure

The Company’s By-Laws require the Board to choose the Chairman of the Board from among the Directors and provide the Board with the ability to appoint the CEO of the Company as the Chairman of the Board. This approach gives the Board the necessary flexibility to determine whether these positions should be held by the same person or by separate persons based on the leadership needs of the Company at any particular time. The Board believes that there is no single, generally accepted approach to providing Board leadership, and that each of the possible leadership structures for a board must be considered in the context of the individuals involved and the specific circumstances facing a company at any given time. Accordingly, the optimal board leadership structure for a particular company may vary as circumstances change.

Effective January 1, 2013, the Board appointed Mr. Nord as the Company’s President and CEO succeeding Mr. Powers who retained the role of Chairman of the Board through the 2014 Annual Meeting of Shareholders. In connection with the succession of Mr. Nord as the Company’s CEO, the Board determined that Mr. Powers should continue to serve as the Chairman during Mr. Nord’s transition into the CEO role. The Board determined that this structure was best for the Company and its shareholders at the time, because it allowed Mr. Nord, as a new CEO, to dedicate himself to operational matters during this transition phase, while providing for Board leadership continuity by allowing Mr. Powers to focus on Board-related matters. Mr. Powers did not stand for reelection to the Board at the 2014 Annual Meeting of Shareholders. On May 6, 2014, the Board appointed Mr. Nord as Chairman. The Board has determined that combining the roles of CEO and Chairman is best for the Company and its shareholders at this time because it promotes unified leadership by Mr. Nord and allows for a single, clear focus for management to execute the Company’s strategy and business plans.

In addition, the Board has established the position of an independent Lead Director to serve a one-year term commencing immediately following the Company’s Annual Meeting. The Lead Director:

•	Coordinates the activities of the non-management Directors

•	Coordinates the agenda for and chairs sessions of the non-management Directors

•	Facilitates communications between the non-management Directors, other members of the Board, and Company management

•	Upon request, acts as the spokesperson for the Board in interactions with third parties

•	Works with the NCGC and Chairman to review and maintain the Company’s succession plans

Currently, Mr. Guzzi is the Lead Director and is expected to hold this position until the 2015 Annual Meeting. The Board believes that its present leadership structure and composition provides for independent and effective oversight of the Company’s business and affairs as further demonstrated by the fact that its members are current or former CEOs, CFOs or COOs of major companies in similar industries, its Audit, Compensation, and Nominating and Corporate Governance Committees are comprised entirely of Directors who meet the independence requirements of the NYSE, and Mr. Nord is the only Director who is a member of executive management. Given the strong leadership of Mr. Nord as Chairman, President and CEO, the counterbalancing role of the Lead Director and a Board comprised of effective and independent Directors, the Board believes that its current leadership structure is appropriate at this time.

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Board Oversight of Risk

The Board of Directors is responsible for overseeing the Company’s risk management practices, and Committees of the Board assist it in fulfilling this responsibility.

The Audit Committee routinely discusses with management the Company’s policies and processes with respect to risk assessment and risk management, the Company’s major financial risk exposures, and the actions management has taken to limit, monitor or control such exposures. Annually, the Board reviews with management the implementation and results of the Company’s Enterprise Risk Management Program (“ERMP”). The ERMP identifies and quantifies a broad spectrum of enterprise-wide risks in various categories, such as hazards, financial, operational, strategic and technical, and related action plans.

The Company’s Internal Audit and Legal Departments also report to the appropriate Board Committee on any significant risk exposures they have encountered in the course of their work that may impact the Company. Such risk exposures may arise from reviews of cases submitted to the Company’s confidential communication hotline, Listen Up; reports of audits conducted by the Internal Audit Department; Code of Ethics or compliance-related matters; major litigation and regulatory issues; and any other matters brought to its attention from other functional areas of the Company that may present a material risk to the Company’s operations, plans or reputation. Each Board Committee, as part of its reporting responsibilities under its Charter, discusses the nature and status of these risk reports with the full Board and with Company management in attendance, if appropriate. In between regular meetings, Board members may directly contact management at their discretion to review and discuss any risk-related or other concerns that may have arisen.

In 2015, as part of its risk management activities, the Company reviewed with the Compensation Committee its compensation policies and practices applicable to all employees that could affect the Company’s assessment of risk and risk management and determined that such compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Board does not believe that its role in the oversight of the Company’s risks affects the Board’s leadership structure.

Code of Ethics

The Company requires its Directors and officers to act in accordance with the highest standards of ethical conduct and has adopted a Code of Ethics Policy that supports the Company’s core values of integrity, responsibility, respect for the individual, and a commitment to excellence. Our Code of Ethics Policy covers many areas of professional conduct ranging from conflicts of interest, ethical business conduct, employment policies, compliance with applicable laws and regulations, protection of Company assets and confidential information, and reporting obligations. Each year, to strengthen the Company’s commitment to ethical conduct, we provide training on various aspects of the Code of Ethics Policy and require all Directors and officers to certify compliance with the Code of Ethics Policy. Waivers to the Code of Ethics for Directors and officers may be granted only by the Board of Directors or an appropriate Board Committee and, along with any amendments, will be promptly disclosed to Company shareholders on the Company’s website. The Code of Ethics Policy can be viewed on the Company’s website at www.hubbell.com.

Communications with Directors

Shareholders and interested parties may communicate with the full Board, the Lead Director, the non-management Directors as a group, or with individual Directors by using either of the following methods:

By Writing:	Board of Directors
Hubbell Incorporated
c/o Megan C. Preneta, Corporate Secretary
40 Waterview Drive
Shelton, Connecticut 06484
By Email:	Secretary@hubbell.com

Communications will be forwarded to the specific Director(s) requested by the interested party. General communications will be distributed to the full Board, or to a specific member of the Board depending on the material outlined in the communication. Certain items unrelated to the duties and responsibilities of the Board will not be forwarded including job inquiries and resumes, business opportunities, junk or mass mailings, spam, or any hostile, improper, threatening or illegal communication.

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Board Committees

The Board of Directors has established the following Committees to assist it in fulfilling its responsibilities: Audit, Compensation, Executive, Finance, and Nominating and Corporate Governance. The principal responsibilities of each of these Committees are described generally below, and in detail in their respective Committee Charters which are available on the Company’s website at www.hubbell.com, or in the case of the Executive Committee Charter, in Article III, Section 1, of the Company’s By-Laws. The Board has determined that each member of the Audit, Compensation and Nominating and Corporate Governance Committees is independent for purposes of the NYSE listing standards and SEC regulations.

Audit Committee

The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting and disclosure processes. Among its responsibilities, the Audit Committee appoints the independent auditors and evaluates their independence and performance annually, reviews the audit plans and results of the independent auditors and internal auditors, and approves all audit and non-audit fees for services performed by the independent auditors. The Audit Committee also reviews and discusses with management and the independent auditors matters relating to the quality and integrity of the Company’s financial statements, the adequacy of its internal controls processes, and compliance with legal and regulatory requirements. The Board of Directors has determined that each member of the Audit Committee is financially literate, at least one member of the Audit Committee meets the NYSE standard of having accounting or related financial management expertise, and that Mr. Shawley is an “audit committee financial expert” as defined by the SEC. The Audit Committee met 9 times in 2014.

Compensation Committee

The Compensation Committee determines and oversees the Company’s execution of its compensation philosophy, approves all compensation of the CEO and other members of senior management, and oversees the development and administration of the Company’s compensation and benefit plans. For more information on the responsibilities of and actions taken by the Compensation Committee, see the “Compensation Discussion and Analysis” section beginning on page 26. The Compensation Committee met 5 times in 2014.

Executive Committee

The Executive Committee meets during intervals between meetings of the Board of Directors and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Company, except certain powers set forth in the By-Laws of the Company.

Finance Committee

The Finance Committee oversees the Company’s financial and fiscal affairs and reviews proposals regarding long- and short-term financing, material acquisitions, dividend policies, stock repurchase programs, and changes in the Company’s capital structure. The Finance Committee also reviews the Company’s major capital expenditure plans, monitors tax rates and the Company’s insurance programs, and reviews the administration and management of the Company’s pension plans and investment portfolios.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the development of the Company’s corporate governance guidelines and the adherence to its principles. The Committee approves related person transactions, evaluates director independence and compensation, and reviews matters relating to the Code of Ethics Policy. The Committee’s duties also include identifying qualified individuals to become Board members, recommending nominees for election or appointment to the Board, and overseeing the Board’s and management’s performance evaluation and succession planning process. See the “Director Independence” and “Director Nomination Process” sections on pages 17 and 18 for more information on the actions taken by the Committee in these areas. The Nominating and Corporate Governance Committee met 4 times in 2014.

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Board and Committee Membership

Director(1)	Board	Audit	Compensation	Executive	Finance	NCGC
Cardoso	•	•	•
Good	•	Chair		•		•
Guzzi	Lead	•		•		Chair
Keating	•	•				•
Malloy	•	•			•
McNally	•		•	•	Chair
Nord	Chair			•
Ratcliffe	•			Chair	•
Rodriguez	•		•		•
Russell	•		•			•
Swift	•		Chair	•		•
Shawley	•	•			•
(1)	Messrs. Ratcliffe, McNally and Ms. Good are not standing for reelection at the 2015 Annual Meeting.

Attendance

During 2014, nine Directors then in office attended 100% of the Board of Directors meetings and Committee meetings of which they were a member, and four Directors attended 75% or more of the aggregate number of Board meetings and Committee meetings of which they were a member. Board members are expected to attend the Annual Meeting of Shareholders. At the 2014 Annual Meeting, all Directors then in office were in attendance.

Additional Resources

The Corporate Governance Guidelines and the following additional materials relating to corporate governance are published on our website at www.hubbell.com.

•	Board of Directors - Current Members and Experience
•	Code of Ethics Policy
•	Amended and Restated By-Laws
•	Compensation Recovery Policy
•	Board Committees - Members and Charters
•	Restated Certificate of Incorporation
•	Stock Ownership Guidelines
•	Contacting our Board of Directors

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VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company has two classes of stock: Class A Common Stock and Class B Common Stock. Each share of Class A Common Stock is entitled to twenty votes, and each share of Class B Common Stock is entitled to one vote. On March 6, 2015, the Company had outstanding 7,167,506 shares of Class A Common Stock and 50,806,526 shares of Class B Common Stock. The following table sets forth as of March 6, 2015 the beneficial owners known to us of more than 5% of the Company’s Class A and Class B Common Stocks:

		Amount and Nature of	Percent of
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership	Class
Class A Common Stock	Bessemer Trust Company, N.A., Trustee	3,488,460(1)	48.7
	630 Fifth Avenue
	New York, New York 10111
Class A Common Stock	Mason Capital Management, LLC	630,489(2)	8.8
	Kenneth M. Garschina
	Michael E. Martino
	110 East 59th Street
	30th Floor
	New York, New York 10022
Class A Common Stock	Adage Capital Partners, L.P.	584,532(3)	8.2
	Adage Capital Partners GP, L.L.C.
	Adage Capital Advisors, L.L.C.
	Philip Gross
	Robert Atchinson
	200 Clarendon Street
	52nd Floor
	Boston, Massachusetts 02116
Class B Common Stock	FMR LLC	3,838,283(4)	7.5
	Edward C. Johnson 3d
	Abigail P. Johnson
	245 Summer Street
	Boston, Massachusetts 02210
Class B Common Stock	Capital World Investors	3,430,000(5)	6.7
	333 South Hope Street
	Los Angeles, California 90071
Class B Common Stock	BlackRock, Inc.	3,398,428(6)	6.7
	55 East 52nd Street
	New York, New York 10022
Class B Common Stock	The Vanguard Group	3,111,009(7)	6.1
	100 Vanguard Blvd.
	Malvern, Pennsylvania 19355

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(1)	The Company has received a copy of Schedule 13D, as filed with the SEC on June 16, 2014 by Bessemer Trust Company, N.A. (“Bessemer”) reporting ownership of these shares as of June 16, 2014. According to the Schedule 13D, Bessemer (i) has sole voting and sole dispositive power over 2,078,020 shares held as trustee under a Trust Indenture dated September 2, 1957 made by Louie Roche (the “Roche Trust”) and (ii) has sole voting and sole dispositive power over 1,410,440 shares held as trustee under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell (the “Hubbell Trust” and, together with the Roche Trust, the “Trusts”). The beneficiaries of the Roche Trust are the issue of Harvey Hubbell and their spouses. The beneficiaries of the Hubbell Trust are the issue of Harvey Hubbell.
(2)	The Company has received a copy of Schedule 13D, as amended, as filed with the SEC on January 16, 2014 by Mason Capital Management LLC (“Mason Management”), and Kenneth M. Garschina and Matthew E. Martino, as managing principals of Mason Management, reporting ownership of these shares as of January 15, 2014. According to the Schedule 13D, Mason Management is the investment manager of Mason Capital L.P., Mason Capital Master Fund, L.P., and certain other funds and accounts, which directly own the shares. Mason Management has sole voting and dispositive power as to these shares, and Messrs. Garschina and Martino have shared voting and dispositive power as to these shares.
(3)	The Company has received a copy of Schedule 13G, as amended, as filed with the SEC on February 17, 2015 by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), a general partner of ACP, Adage Capital Advisors, L.L.C. (“ACA”), as managing member of ACPGP, and Phillip Gross and Robert Atchinson, each as managing member of ACA and ACPGP, and general partner of ACP with respect to the shares of Class A Common Stock directly owned by ACP, collectively, the “Reporting Persons”, reporting ownership of these shares as of December 31, 2014. According to the Schedule 13G, the Reporting Persons have shared voting and dispositive power as to these shares.
(4)	The Company has received a copy of Schedule 13G, as amended, as filed with the SEC on February 13, 2015 by FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson reporting ownership of these shares as of December 31, 2014. According to the cover pages of the Schedule 13G, FMR LLC has sole voting power with respect to 15,015 shares and sole dispositive power with respect to 3,838,283 shares.
(5)	The Company has received a copy of Schedule 13G, as amended, as filed with the SEC on February 13, 2015 by Capital World Investors (“Capital World”) reporting ownership of these shares as of December 31, 2014. According to the Schedule 13G, Capital World, a division of Capital Research and Management Company (“CRMC”), is deemed to be the beneficial owner of 3,430,000 shares of Class B Common Stock as a result of CRMC acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital World has sole voting and dispositive power for all such shares.
(6)	The Company has received a copy of Schedule 13G, as amended, as filed with the SEC on January 29, 2015 by BlackRock, Inc. (“BlackRock”) reporting ownership of these shares as of December 31, 2014. According to the Schedule 13G, BlackRock has sole voting power as to 3,168,804 of these shares, and sole dispositive power with respect to 3,398,428 shares. The shares were acquired by the following subsidiaries of BlackRock: BlackRock Japan Co. Ltd., BlackRock Advisors (UK) Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock International Limited, BlackRock Financial Management, Inc., BlackRock Life Limited, BlackRock Asset Management Ireland Limited, and BlackRock Investment Management (UK) Ltd.
(7)	The Company has received a copy of Schedule 13G, as amended, as filed with the SEC on February 10, 2015 by The Vanguard Group (“Vanguard”) reporting ownership of these shares as of December 31, 2014. According to the Schedule 13G, Vanguard has sole voting power as to 36,435 of these shares, sole dispositive power as to 3,078,774 of these shares, and shared dispositive power as to 32,235 of these shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., wholly-owned subsidiaries of Vanguard, serve as investment managers of certain collective trust accounts and non-U.S. investment offerings, and may be deemed to beneficially own 32,235 and 4,200 of such shares, respectively.

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The following table sets forth as of March 6, 2015 information regarding the beneficial ownership of the Company’s Class A and Class B Common Stocks by each Director, the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three other most highly paid executive officers of the Company (collectively, the “named executive officers” or “NEOs”), and by all Directors and executive officers of the Company as a group.

	Common	Shares Obtainable Upon	Total Beneficial		Percent of
Name and Title of Class	Stock	Exercise of Options/SARs(1)	Ownership		Class
Cardoso
Class B Common	1,000	—	1,000	(2)(3)	*
Good
Class B Common	4,321	—	4,321	(2)(3)	*
Guzzi
Class B Common	6,480	—	6,480	(2)(3)	*
Keating
Class B Common	5,571	—	5,571	(2)(3)	*
Malloy
Class B Common	7,652	—	7,652	(2)(3)(4)	*
McNally
Class A Common	2,431	—	2,431		*
Class B Common	33,965		33,965	(4)	*
Ratcliffe		—
Class A Common	83,222		83,222		*
Class B Common	172,240	—	172,240	(4)	*
Rodriguez
Class B Common	3,121	—	3,121	(2)(3)	*
Russell
Class B Common	1,100	—	1,100	(2)(3)	*
Shawley
Class B Common	1,000	—	1,000	(2)(3)	*
Swift
Class B Common	9,242	—	9,242	(2)(4)	*
Nord
Class B Common	85,157	155,918	241,075	(5)	*
Sperry
Class B Common	26,957	41,656	68,613	(5)	*
Amato
Class B Common	23,819	5,069	28,888	(5)	*
Bakker
Class B Common	7,253	11,241	18,494	(5)	*
Hsieh
Class B Common	6,159	9,889	16,048	(5)	*
All Directors and executive officers as a group (21 persons)
Class A Common	408,894		408,894	(2)(6)(8)	5.7%
Class B Common	607,975	335,119	943,094	(2)(3)(4)(5)(7)(9)	1.2%

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*	Less than 1%.
(1)	Represents shares of Class B Common Stock obtainable upon the exercise of stock appreciation rights under the Company’s 2005 Incentive Award Plan, as amended and restated. See the section “Outstanding Equity Awards at Fiscal Year End” on page 45.
(2)	Does not include stock units (each stock unit consisting of one share each of Class A and Class B Common Stock) held under the Company’s Deferred Plan for Directors, as of March 6, 2015: Mr. Cardoso — 838, Ms. Good — 2,598, Mr. Guzzi — 8,438, Mr. Keating — 1,336, Mr. Malloy — 631, Mr. Rodriguez — 2,714, Mr. Russell — 1,454, Mr. Shawley — 346 and Mr. Swift — 7,187.
(3)	Does not include vested and unvested restricted stock units (“RSU’s”) (each RSU consisting of the right to receive one share of Class B Common Stock) held under the Company’s Deferred Plan for Directors, as of March 6, 2015: Mr. Cardoso — 2,122, Ms. Good — 3,594, Mr. Guzzi — 3,594, Mr. Keating — 3,594, Mr. Malloy — 1,472, Mr. Rodriguez — 3,594, Mr. Russell — 3,594 and Mr. Shawley — 952.
(4)	Includes 939 shares of Class B Common Stock granted as restricted stock under the Company’s 2005 Incentive Award Plan, as amended and restated, on May 6, 2014 which vest on the date of the 2015 Annual Meeting of Shareholders if the Director is still serving (or earlier, upon death or a change in control).
(5)	Includes the following shares of Class B Common Stock granted as restricted stock under the 2005 Incentive Award Plan, as amended and restated, which vest in three equal annual installments over a period of three years and, as applicable, upon achievement of certain performance goals: Mr. Nord — 21,524, Mr. Sperry — 5,832, Mr. Amato — 5,279, Mr. Bakker — 3,384, and Mr. Hsieh — 4,490; and all executive officers as a group — 48,841 shares.
(6)	Includes 106,304 shares of Class A Common Stock held by The Harvey Hubbell Foundation of which Mr. Stephen M. Mais, Vice President, Human Resources, two corporate officers and one employee of the Company are co-trustees and have shared voting and investment power.
(7)	Includes 18,858 shares of Class B Common Stock held by The Harvey Hubbell Foundation of which Mr. Mais, two corporate officers and one employee of the Company are co-trustees and have shared voting and investment power.
(8)	Includes 212,264 shares of Class A Common Stock held by the Company’s Pension Trust the voting and investment powers of which are controlled by a “Retirement Committee” of which Mr. Mais, Mr. James H. Biggart, Jr., Vice President and Treasurer, one corporate officer, and one employee of the Company are co-members and have shared voting and investment power.
(9)	Includes 130,912 shares of Class B Common Stock held by the Company’s Pension Trust the voting and investment powers of which are controlled by the Retirement Committee.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) section of the Proxy Statement describes the material elements of the 2014 compensation program for the following named executive officers:

•	Mr. David G. Nord, Chairman, President and Chief Executive Officer

•	Mr. William R. Sperry, Senior Vice President and Chief Financial Officer

•	Mr. Gary N. Amato, Executive Vice President, Hubbell Electrical Segment

•	Mr. Gerben W. Bakker, Group Vice President, Power Systems

•	Mr. An-Ping Hsieh, Vice President, General Counsel

Executive Appointments

On February 1, 2014, Mr. Gerben W. Bakker was appointed to the position of Group Vice President, Power Systems succeeding Mr. William T. Tolley who was appointed to the position of Senior Vice President, Growth and Innovation.

On May 6, 2014, the Board of Directors appointed Mr. David G. Nord to the position of Chairman of the Board, in addition to his existing role as President and Chief Executive Officer. Mr. Nord succeeded Mr. Timothy H. Powers, the former non-executive Chairman of the Board, who did not stand for reelection at the 2014 Annual Meeting of Shareholders. Mr. Powers’ compensation for his services as non-executive Chairman is reflected in the Director Compensation table on page 15.

On June 30, 2014, Mr. Gary N. Amato was appointed to the position of Executive Vice President, Hubbell Electrical Segment. In this role, he acquired oversight of the Hubbell Lighting business, in addition to his leadership role over the Electrical Systems business. Mr. Amato assumed responsibility for the Lighting business following the announcement of the retirement of Mr. Scott H. Muse.

Our Business

We are an international manufacturer of quality electrical and electronic products for a broad range of non-residential and residential construction, industrial and utility applications. Our operations are organized into two business segments – the Electrical segment and the Power segment. The Electrical and Power segments represent approximately 71% and 29%, respectively, of our total revenue for 2014. For more information about our business, please see our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 19, 2015.

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Our Business Highlights

Our Company delivered another year of strong performance in 2014, achieving record sales and earnings per diluted share. During 2014, we accomplished the following:

Net Sales. Net sales for the year ended 2014 were $3.4 billion, an increase of 6% compared to 2013 with acquisitions contributing 4 points of the growth. The organic growth was primarily due to higher demand in the non-residential markets with modest growth in the residential and utility markets. Net sales for the year ended 2013 were $3,184 billion, an increase of 5% compared to 2012 with acquisitions contributing 3 points of the growth. The organic growth was due to strength in residential markets, and higher demand for renovation and relight projects partially offset by weaker demand in the utility market.

Earnings Per Diluted Share. Earnings per diluted share in 2014 were $5.48 compared to $5.47 reported in 2013. The increase was due to higher operating income and a lower average number of shares outstanding partially offset by a higher effective tax rate. In 2013, earnings per diluted share increased by 9% compared to 2012 due to higher net sales and operating income. Earnings per diluted share in 2012 increased by 13% compared to 2011 due to higher net sales and operating income, lower other expense partially offset by a higher effective tax rate.

Operating Margin. Operating margin in 2014 was 15.4% compared to 15.9% reported in 2013. The decrease was due to an unfavorable business and product mix and increased material costs partially offset by the benefit of higher volume. Operating margin of 15.9% in 2013 increased 40 basis points compared to 15.5% reported in 2012 as a result of productivity and lower material costs.

Free Cash Flow as a % of Net Income. Free cash flow (defined as cash flow from operations less capital expenditures) as a % of Net Income was 102% in 2014 compared to 99% in 2013, and 100% in 2012.

In addition to the performance achievements noted above, during 2014 the Company also:

•	Increased the quarterly dividends payable on our Class A and Class B Common Stocks by 12% bringing it to $0.56 per share

•	Successfully completed 7 acquisitions for $184 million

•	Invested $105 million on share repurchases and increased capital expenditures in areas that support growth in new product development and productivity initiatives.

We believe that our collective focus on furthering the vision of One Hubbell — serving our customers, operating with discipline, growing the enterprise and developing our people — provides the means for the Company to continue to grow profits and deliver attractive returns to our shareholders.

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Our Compensation Decisions and Practices

Our compensation decisions for 2014 were directly influenced by the operating results for the year described above and reflect the strong relationship between pay and performance. To provide context to the decisions we made regarding our executive compensation, we use the following objectives to guide our decisions:

•	Attract and retain high quality executive talent essential to our immediate and long-term success

•	Deliver compensation to our executives that is competitive and fair as compared to relevant external benchmarks

•	Align the interests of our executives with the interests of our shareholders with a compensation structure that reflects a strong orientation toward pay for performance

In 2014, the Compensation Committee made several enhancements to the long-term incentive award program demonstrating its commitment to driving strong long-term Company performance by challenging executives to outperform their peers and financial targets to deliver exceptional shareholder value. The table below summarizes the Committee’s key decisions:

Our Objectives		The Outcomes
Appropriate mix of equity awards to align pay and performance	•	Increased the weight of performance shares as a part of the overall award mix from 25% to 40%
High degree of alignment between shareholder interests and executive compensation	•	Maintained relative total shareholder return as a performance metric in performance shares
	•	Added relative total shareholder return as a metric for performance based restricted stock
Long-term incentives focused on the most critical performance metrics for the long-term success of the Company	•	Added relative net sales growth as a metric for the performance share program, and a net income margin modifier to ensure profitable growth
	•	Extended performance and the vesting period for performance-based restricted stock from 1 to 3 years

In recent years, the Committee also implemented and maintains the following sound compensation governance practices to support its compensation philosophy:

•	Designate approximately 70% of the NEOs’ target total compensation (base salary, short-term and long-term incentives), and 100% of their long-term incentive award opportunity as performance-based

•	Set performance goals and ranges designed to challenge executives to reach high levels of performance and offer incentive compensation only upon achievement of such performance goals as approved by the Compensation Committee

•	Cap our short-term and long-term incentive award payouts at 200% of target levels and eliminate payouts entirely for performance below a minimum threshold level

–	For the Net Sales Growth performance share, a 225% award payout can be achieved for out-performance in both sales growth and margin results, and the threshold payout reduced from 50% to 37.5%.

•	Maintain a Compensation Recovery Policy to recover performance-based compensation from our senior executives, including the NEOs, under certain prescribed acts of misconduct and/or to terminate employment

•	Require senior executives, including our NEOs, to acquire and maintain ownership in Company stock equal to between 3 and 5 times their base salary for the duration of their employment

•	Require a “double trigger” (change in control plus termination of employment) to trigger certain payments and benefits under our Change in Control Severance Agreements

•	Eliminate tax “gross ups” for perquisites, severance or any other benefits provided to our executives, including the NEOs

•	Cap lump sum cash payments related to change in control termination at up to 2.75 times the applicable executive’s base salary plus short-term incentive awards

•	Prohibit the repricing or buyout of options and SARs without shareholder consent under our 2005 Incentive Award Plan, as amended and restated

•	Closed participation in our Supplemental Executive Retirement Plan and Supplemental Management Retirement Plan

•	Prohibit our executives, including our NEOs, from hedging or engaging in derivatives trading with respect to Company stock

•	Annually assess the Company’s compensation policies to determine whether such policies encourage risk taking

•	Ensure the independence of the Compensation Committee’s outside consultant by validating that the consultant perform no other work than as prescribed by the Compensation Committee and NCGC

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Our Shareholders’ Feedback – “Say on Pay”

As described in this CD&A, we believe that our executive compensation program is designed both appropriately and effectively to achieve its overall objectives. At the Company’s 2014 Annual Meeting of Shareholders, 98% of the votes cast on our say on pay proposal were voted in favor of the Company’s executive compensation program. We believe these strong results indicate that our shareholders are generally supportive of our compensation approach. Accordingly, the Compensation Committee has chosen largely to maintain the structure and components of the executive compensation program, while continually evaluating its effectiveness in meeting the Company’s compensation objectives.

Although the say on pay vote is non-binding, the Compensation Committee values the opinions of shareholders and will continue to consider the outcome of the vote when making future compensation decisions. Our next advisory say on pay vote is expected to occur at our 2017 Annual Meeting of Shareholders. At the 2011 Annual Meeting, our shareholders also voted in favor of the proposal to hold say on pay votes every three years. In the future, we will continue to consider the outcome of our triennial say on pay votes when making compensation decisions regarding the named executive officers.

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COMPENSATION PROGRAM

Overview

The Company’s pay for performance compensation philosophy is intended to reward our executives for their contributions toward achievement of the Company’s business strategy and goals. To achieve our compensation objectives, the Company provides its executives with a total direct compensation package consisting of the following fixed and variable compensation elements that provide executives with income that is reflective of competitive benchmarks and enhances the Company’s ability to attract and retain high quality management talent:

Compensation Elements*	Characteristics	Purpose
Base Salary	Fixed. Cash payment based on scope of responsibility, experience and individual performance.	Offers a stable source of income based on the executive’s functional role and responsibilities, competitive position and the ability to influence Company performance.
Short-Term Incentive Awards	Variable. Performance-based opportunity. Annual cash incentive tied to achievements of designated short-term financial and strategic objectives.	Intended to motivate and reward executives for achievements of Company financial and strategic objectives.
Long-Term Incentive Awards	Variable. Performance-based opportunity. Equity incentive awards that are 100% based on performance.	Intended to create alignment with shareholders and promote achievement of longer term financial and strategic objectives.
*	Executives also receive indirect compensation through employee benefit plans, limited perquisites and severance protection which are discussed under the “Employee Benefits” section on page 38.

The Role of the Compensation Committee and Compensation Consultant

The Compensation Committee determines the Company’s compensation philosophy and approves each element of executive compensation. The Compensation Committee relies on advice and data provided by Exequity LLP, an independent outside compensation consultant engaged by the Committee to assist in its determination of the appropriate amount of total direct compensation for the named executive officers. Exequity does not advise the management of the Company, and receives no compensation from the Company for services other than as directed by the Compensation Committee and the NCGC for which it provides guidance on independent Director compensation. See the “Compensation of Directors” section on page 15.

The Compensation Committee discusses its compensation philosophy with Exequity, but otherwise does not impose any specific limitations or constraints on or direct the manner in which Exequity performs its advisory services. As advisor to the Compensation Committee, Exequity reviews the total compensation strategy and pay levels for the Company’s named executive officers, examines all aspects of the Company’s executive compensation programs to ensure their ongoing support of the Company’s business strategy, informs the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs, and provides general advice to the Compensation Committee with respect to all compensation decisions pertaining to the CEO and to all senior executive compensation recommendations submitted by management.

Although the Compensation Committee considers recommendations made by the CEO with respect to executive compensation, the Compensation Committee is solely responsible for determining all executive compensation decisions.

The Committee has assessed the independence of Exequity and concluded that no conflict of interest currently exists or existed in 2014 that would prevent Exequity from providing independent advice to the Committee regarding executive compensation matters. In making this determination, the Committee considered, among other things, the following factors: (1) Exequity did not provide any non-compensation-related services (and did not receive any fees for any non-compensation-related services); (2) Exequity’s conflict of interest policies; (3) there are no other business or personal relationships between Company management or members of the Committee and any representatives of Exequity who provide services to the Company; and (4) neither Exequity nor any representatives of Exequity who provide services to the Company own any common stock or other securities of the Company.

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Benchmarking

The Compensation Committee benchmarks each element of executive total compensation to the median compensation levels paid to executives in comparable positions in similar industries. In 2014 , the Compensation Committee reviewed benchmark data from two sources — a Peer Group and a Survey Group as described below.

Peer Group Data. In 2013, the Compensation Committee decided on a go-forward basis to benchmark Hubbell’s executive pay practices primarily to a peer group of companies similar in size and operating character. The custom Peer Group (the “Peer Group”) comprises 20 companies deemed to be representative of the types of companies with which Hubbell competes for executive talent and are similar in terms of industry, revenue and market capitalization. Hubbell approximates the median of the peer group in terms of revenues, market capitalization and employees. The Peer Group was used as the primary reference for setting 2014 target pay and making 2014 long-term incentive awards. The Peer Group companies are as follows:

Acuity Brands Inc.	Molex Inc.
Donaldson Co. Inc.	Roper Industries Inc.
AMETEK, Inc.	Pall Corporation
Eaton Corporation	Sensata Technologies Holding NV
Babcock & Wilcox Co.	Pentair Ltd.
EnerSys Inc.	Regal-Beloit Corp.
Belden Inc.	Terex Corporation
General Cable Corp.	Rockwell Automation, Inc.
Crane Company	Valmont Industries, Inc.
Lincoln Electric Holdings Inc.	Woodward Inc.

Survey Group Data. The Compensation Committee determined that the general industry Survey Group would be used as a secondary reference and for those positions with not enough matches available among the Peer Group, thereby providing a more robust review and providing greater validation of market pay levels. The Survey Group data consists of a community of over 300 companies in the U.S. general manufacturing sector (excluding financial, retail, healthcare, and energy companies) from Aon Hewitt’s 2014 Total Compensation Database (“Survey Group”). The Survey Group data relied upon by the Compensation Committee is a statistical summary of the pay practices for the manufacturing industry as a group, size-adjusted to reflect the Hubbell’s revenue size.

General. The Compensation Committee’s review of the Peer Group data and the Survey Group data in 2014 showed the Company’s target total compensation for its executives to be competitive with 50th percentile practices in those external markets. This is the position to which the Committee aims to manage executive compensation opportunities.

In addition to reviewing the compensation levels of the benchmark group, the Compensation Committee also reviews tally sheets totaling 2014 compensation for each of the named executive officers. These tally sheets identify and value each element of the named executive officer’s compensation, including base salary, short-term and long-term incentive awards, pension benefits, deferred compensation, perquisites, and potential change in control and severance benefits, and provide an aggregate sum for each executive. This analysis aids in the Compensation Committee’s assessment and administration of the Company’s compensation program.

Elements of Compensation

Consistent with our philosophy of linking pay to performance, a significant portion of the total compensation paid to our named executive officers is performance-based, taking the form of short- and long-term incentive award opportunities. As shown in the charts below, the Company’s compensation mix as reviewed by the Compensation Committee is consistent with our Peer Group’s practices:

Base Salary	Short-term Incentive Target	Long-term Incentive

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Base Salary	Short-term Incentive Target	Long-term Incentive

Base Salary

Base salary is the principal fixed component of total direct compensation paid to our named executive officers. Salaries are determined and adjusted by reference to competitive Peer Group data where available, individual levels of responsibility and succession considerations. The Company defines its market competitive position for base salaries as the 50th percentile of the Peer Group data. This benchmark represents the Compensation Committee’s belief that base compensation, which is not tied to performance, should be no greater than necessary to be competitive in order to attract and retain qualified individuals, with incentive compensation representing the greatest percentage of total compensation (83% for the CEO and 76% for all other NEOs). In December 2013, the Compensation Committee also approved of increases for the named executive officers that ensured their base salaries remain close to market-representative pay levels effective in 2014.

Short-Term Incentive Compensation

Annual short-term incentive award expenditures are also targeted at the 50th percentile of the Survey Group data. Short-term incentive awards are paid pursuant to the Company’s Incentive Compensation Plan (“Incentive Plan”) and Senior Executive Incentive Compensation Plan (“Senior Plan”) (collectively, “STI Plans”). Short-term incentive award target levels for the NEO’s are determined by reference to competitive data provided by Exequity. The actual amount of short-term incentive awards payable to the NEO’s reflects achievement of financial and strategic plan goals approved by the Compensation Committee which include factors such as free cash flow, earnings per diluted share (“EPS”), and operating profit performance. Short-term incentive award target levels (“STI Target”) are based on a percentage of 2014 base salaries and payable from the compensation plans noted in the table and discussed below:

Name	STI Target Percentage(1)	Base Salary	STI Target	Compensation Plan
D. G. Nord	115%	$940,500	$1,081,575	Senior Plan
W. R. Sperry	70%	$490,000	$343,000	Senior Plan
G. N. Amato	70%	$600,000	$420,000	Senior Plan
G. W. Bakker	60%	$390,000	$234,000	Incentive Plan
A. Hsieh	60%	$413,000	$247,800	Incentive Plan

(1)	In 2014, the Compensation Committee adjusted Mr. Nord’s STI Target percentage to 115% in order to ensure competitive positioning as compared to external benchmarks.

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Incentive Compensation Plan

The Incentive Compensation Plan is similar to the design of executive short-term incentive award plans that are common at other companies in the general manufacturing environment. Maintaining a short-term incentive award plan that typifies those used elsewhere, enhances the appeal of the Company’s compensation program generally and strengthens the Company’s ability to attract and retain high quality executive talent.

The Incentive Compensation Plan authorizes the creation of an incentive compensation pool each year equal to 15% of the excess of the Company’s consolidated earnings over 10% of the invested capital and long-term debt as of the beginning of the year. Actual short-term incentive awards are paid from the authorized pool based on the extent to which the Company achieves certain performance goals established by the Compensation Committee at the beginning of each year. Depending on performance in relation to the goals, earned awards can range in size from 50% to 200% of the named executive officer’s STI Target. If performance falls below a minimally acceptable threshold, as described below, then no short-term incentive award is payable at all. The 2014 performance goals and thresholds are described below under section entitled “2014 Performance Measures”.

Senior Plan

Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its CEO and its three other most highly paid executives, other than the CFO, who are employed as of the end of the fiscal year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance based” compensation. Short-term incentive awards paid under the Company’s Senior Plan are intended to be exempt from the deduction limit of Code Section 162(m). Like many other public companies that utilize similar plans, the Senior Plan is intended to provide the Company with the ability to pay performance based compensation to senior executives that are deductible by the Company for federal income tax purposes to the extent permitted by the Code.

The maximum amounts that may be paid to participants pursuant to the Senior Plan are determined by reference to the incentive compensation fund established under the Company’s Incentive Compensation Plan described in the prior section above.

Under the Senior Plan, the maximum amounts that may be earned are as follows:

Mr. Nord was eligible to earn a maximum amount for 2014 equal to the lesser of:

•	15% of the amount of the incentive compensation fund established under the Incentive Compensation Plan, or $5,000,000.

Mr. Sperry and Mr. Amato were each eligible to earn a maximum amount for 2014 equal to the lesser of:

•	10% of the amount of the incentive compensation fund established under the Incentive Compensation Plan, or $5,000,000.

After the maximum possible payout under the Senior Plan is determined, the Compensation Committee may use its discretion, to decrease (but not increase) the actual amount of the short-term incentive award paid under the Senior Plan. In exercising this discretion, the Compensation Committee decided to apply the same methodology used in determining payments under the Incentive Compensation Plan described in the prior section above to the participants in the Senior Plan.

The amounts actually awarded to the NEOs are displayed in the Summary Compensation Table on page 41 based upon the performance results shown in the tables on pages 34 and 35.

2014 Performance Measures

The tables below reflect the applicable short-term incentive award measures, weighting and thresholds applied to participants in the Incentive Compensation Plan and the Senior Plan:

Enterprise Level Measures
Measures		Threshold		Weight
EPS (75% weight)	Minimum	$4.65	= 50%
	Target	$5.81	= 100%
	Maximum	$6.97	= 200%
				85%
Free Cash Flow (25% weight)	Minimum	$277M	= 50%
	Target	$346M	= 100%
	Maximum	$415M	= 200%
Strategic Objectives	As described on page 34			15%
These measures were used to determine the STI awards for Mr. Sperry and Mr. Hsieh. Mr. Nord’s STI award was based solely on EPS and free cash flow performance.

Business Level Measures
Measures		Threshold		Weight
Operating Profit
(75% weight)	Minimum	< 80%	= 0%
	Target	100%	= 100%	60%
Free Cash Flow	Maximum	≥ 120%	= 200%
(25% weightl)

EPS and Free Cash Flow	See table at left			25%
(Company level)

Strategic objectives	As described on page 34			15%

These measures were used to determine the STI award for Mr. Amato and Mr. Bakker.

Enterprise Level Measures

For 2014, the Compensation Committee identified EPS and free cash flow (defined as cash flow from operations less capital expenditures) at the Company level as the two primary performance measures it would use to determine short-term incentive award eligibility for Mr. Nord, Mr. Sperry and Mr. Hsieh. EPS was selected because it was deemed by the Committee to affect shareholder value most directly and to be an important variable in determining share price. Free cash flow was selected because it is an important determinant in Company performance. The 2014 short-term incentive award for Mr. Nord was based solely on these two measures while the award measures for Mr. Sperry and Mr. Hsieh also included a strategic objective component as discussed on the following page.

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Business Level Measures

Hubbell’s business is divided among two operating segments: Electrical Segment (which is comprised of the Electrical Systems and Lighting businesses) and Power Segment. The Compensation Committee selected operating profit and free cash flow as the two primary performance measures it would use to determine short-term incentive award eligibility for Mr. Amato and Mr. Bakker to promote decision making that would best increase the value of the segments over which they have direct oversight and control. In addition to these measures, a portion of Mr. Amato’s and Mr. Bakker’s award also included a strategic objective component as discussed below.

Effective June 30, 2014, Mr. Amato assumed oversight of the entire Electrical Segment. Previously, he was responsible for overseeing solely the Electrical Systems portion of the segment. Given that his oversight of the Electrical Segment began in the second half of 2014, Mr. Amato’s short-term incentive award is based on a blended average of the operating profit and free cash flow performance of both the Electrical Systems and Lighting portions of the segment. The blended average is weighted based on the relative size of each of these businesses, and prorated to reflect Mr. Amato’s additional oversight of the Lighting business beginning June 30, 2014.

Strategic Objective Measures

The EPS, free cash flow and operating profit targets were the only targets material to the consideration of the NEO’s annual short-term incentive awards. The Compensation Committee, upon consultation with management, also identified certain objectives central to the Company’s strategy upon which it based a component of Mr. Sperry’s, Mr. Amato’s, Mr. Bakker’s and Mr. Hsieh’s short-term incentive award. No single strategic objective was a material consideration in the Committee’s determination of an annual short-term incentive award. The Compensation Committee determined the level of achievement of certain strategic objectives using its qualitative judgment. Examples of strategic objectives include measured improvements in customer service, operational discipline, enterprise growth and organizational development.

For Mr. Nord, the Compensation Committee continued to base his short-term incentive award entirely on EPS and free cash flow performance measures at the Enterprise level as the Committee considered such measures to better reflect his responsibility to the Company as a whole. Further, the Committee recognized that achievement of the strategic objectives by the other NEO’s would directly and indirectly impact the Company wide performance measures used to determine Mr. Nord’s short-term incentive award.

Performance Results and Payout

Enterprise Level Measures

For 2015, actual EPS was $5.48 and free cash flow was $331.2 million which the Compensation Committee then adjusted for predetermined discrete items not considered in determining the threshold including foreign currency translation and acquisition related costs, resulting in EPS and free cash flow performance of 91% and 92%, respectively.

	EPS	Free Cash Flow	Composite Payout
	(75% weight)	(25% weight)
Actual Performance	$5.48	$331 million	91%
Weighted Performance	68%	23%

Business Level Measures

Electrical Segment

The Electrical Systems business had an operating profit performance target of 8% better than prior year and a free cash flow target equivalent to 93% of operating profit. The business achieved operating profit performance that was 5% lower than target which translated to a performance result of 86% on the operating profit measure. The Electrical Systems business achieved free cash flow performance of 94% of target. This performance translated to a performance result of 85% on the free cash flow measure. When blended together, the composite measure resulted in a payout of 86% as shown below.

Electrical Systems	Operating Profit	Free Cash Flow	Composite Payout
	(75% weight)	(25% weight)
Actual Performance	86%	85%	86%
Weighted Performance	65%	21%

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The Lighting business had an operating profit performance target of 14% better than prior year and a free cash flow target equivalent to 100% of operating profit. The business achieved operating profit performance that was 18% lower than target which translated to a performance result of 55% on the operating profit measure. The Lighting business achieved free cash flow performance of 60% of target. This performance translated to a performance result of 0% on the free cash flow measure. When blended together, the composite measure resulted in a payout of 41% as shown below.

Lighting	Operating Profit	Free Cash Flow	Composite Payout
	(75% weight)	(25% weight)
Actual Performance	55%	0%	41%
Weighted Performance	41%	0%

Power Segment

The Power segment had an operating profit performance target of 5% better than prior year and a free cash flow target equivalent to 100% of operating profit. The business achieved operating profit performance that was 3% better than target which translated to a performance result of 116% on the operating profit measure. The Power Systems business achieved free cash flow performance of 101% of target. This performance translated to a performance result of 104% on the free cash flow measure. When blended together, the composite measure resulted in a payout of 113% as shown below.

Power	Operating Profit	Free Cash Flow	Composite Payout
	(75% weight)	(25% weight)
Actual Performance	116%	104%	113%
Weighted Performance	87%	26%

Strategic Objective Measures

The Compensation Committee assessed the individual performance with respect to the strategic objectives and determined that such results corresponded to the performance levels set forth in the following table.

Short-Term Incentive Payout

The following table shows the short-term incentive award earned by each of the named executive officers applying the Composite Payout percentages achieved on their individual performance measures to each of their STI Targets. The resulting amount reflects their 2014 STI Award as shown below and in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 41.

Performance Measures / Results
	EPS and Free	Operating Profit	Strategic	Total
	Cash Flow	and Free Cash	Objectives	Composite	X	STI Target	=	STI Award
	(Enterprise Level)	(Business Level)	(Individual)	Payout		($)		($)
Mr. Nord	91%	—	—	91%		1,081,575		984,000
Mr. Sperry	91%	—	85%	90%		343,000		308,700
Mr. Amato	91%	84%	88%	86%		420,000		363,100
Mr. Bakker	91%	113%	125%	109%		234,000		255,100
Mr. Hsieh	91%	—	90%	91%		247,800		225,500

Long-Term Incentive Compensation

The Company matches long-term incentive compensation practices in the general manufacturing sector by extending to its executives the opportunity to earn rewards in the form of Class B Common Stock pursuant to the Company’s amended and restated 2005 Incentive Award Plan (“Equity Plan”). The objectives of the long-term incentive compensation program are to:

•	Generate growth in the Company’s share price by rewarding activity that enhances enterprise value

•	Ensure long-term rewards are commensurate with performance

•	Facilitate the accumulation of shares by executives, thereby enhancing ownership levels and promoting value-added decision making

•	Ensure greater alignment with shareholders

The value of long-term incentive awards granted to executives each year is based on several factors, including external practices, the Company’s financial performance in the short- and long-term, the value of awards granted in prior years and succession considerations. In 2014, the Compensation Committee made three principal changes to the design of the long-term incentive award program to strengthen its performance-based orientation.

•	Enhanced the connection between long-term achievements and awards by increasing to 40% (from 25% previously) the representation of performance shares in the overall long-term incentive award mix.

•	Added a second performance measure — net sales growth with a margin modifier — to the performance share award program to supplement total shareholder return and to focus attention on profitably growing the enterprise consistent with the Company’s strategic objectives; and

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•	Extended the length of the performance period during which performance based restricted stock (“PBRS”) could be earned from one to three years to further promote attention to long-term Company performance while strengthening the program’s retention character.

As a result of these decisions, the mix of long-term incentive awards the NEOs are eligible to earn is 40% performance shares, 20% PBRS and 40% stock appreciation rights (“SARs”). The Compensation Committee deems this blend of awards to

•	Strengthen the performance character of the award program;

•	Optimize the program’s ability to motivate, retain and reward the NEOs;

•	Build equity ownership and thereby align the interests of our executives with those of our shareholders;

•	Efficiently deliver value to executives while qualifying expenditures as deductible performance-based compensation under Section 162(m) of the Internal Revenue Code;

•	Represent the prevailing mix of long-term equity awards in the general manufacturing sector; and

•	Reward performance that executives can directly influence.

Long-term incentive grants are usually made once a year, after the Compensation Committee has assessed the Company’s performance for such year. Historically, such grants have been made at the Compensation Committee’s regularly scheduled meeting held in early December, with limited exceptions related to newly appointed or promoted executives.

SARs

A SAR gives the holder the right to receive, once vested, the value in shares of the Company’s Class B Common Stock equal to the positive difference between the base price and the market value of a share of Class B Common Stock upon exercise. Generally, SARs vest in three equal installments on each of the first three anniversaries of the grant date. The base price pursuant to which the value of a SAR is measured is the mean between the high and low trading prices of Class B Common Stock as reported on the NYSE on the trading day immediately preceding the date of grant (i.e. December 10, 2014– $106.44). The Company uses the mean between the high and low trading prices on the date immediately before the date of grant and not the closing price of its stock on the date of grant for two reasons: First, using the trading prices from the day before the grant enables the Compensation Committee to know the exact grant price and therefore the exact value of each grant before it is made. Second, because of the relatively low volume at which the Company’s stock trades it suggests that the mean represents a more accurate picture of the fair market value of the stock than does the closing price. For purposes of determining individual award levels, the value of each SAR is formulated on the basis of a modified Black-Scholes calculation. See the section entitled “Equity Award Plan Vesting Provisions” on page 42 for additional information on the terms of this award.

Performance Share Awards

2014 Grant

Performance share awards were granted to the NEO’s in 2014 providing the ability to earn shares of the Company’s Class B Common Stock upon satisfaction of pre-established performance measures within a stated period of time. The table below summarizes the key terms of the performance share award:

Performance Measures	Weight	Index	Performance Range	Payout(2)
Total Shareholder Return	50%	S&P Capital Goods 900	> 80th percentile of Index	200%
			At 50th percentile of Index	100%
Net Sales Growth(1)	50%		At 35th percentile of Index	50%
			< 35th percentile of Index	0%

(1)	Net Sales Growth is measured using the Company’s Compounded Annual Growth Rate (CAGR). The CAGR is then modified by the Company’s cumulative net income margin performance over the three year performance period, as compared to the net income target set by the Company at the beginning of the period, utilizing the following schedule

	Margin Target	Payout(2)
Net Income Margin Modifier	10.0%	125%
	9.0%	100%
	8.0%	75%
	<8.0%	0%

(2)	Interpolation is used to calculate the payout within the ranges shown above.

The number of performance shares eligible to be earned under this grant is based equally on the Company’s relative TSR and CAGR performance compared to other companies in the S&P Capital Goods 900 Index (“S&P 900 Index”) measured over a three year period. After a detailed review, the Company determined that the S&P 900 Index provides a higher level of comparability to Hubbell than any other index. Specifically, the S&P 900 Index performs most similarly to Hubbell in terms of stock price movement and volatility thereby dampening the effect of macroeconomic factors that play a lesser role in determining relative performance.

The level of TSR and CAGR performance within the ranges set forth above corresponds with the payout percentages noted and are rounded to the nearest percentage. The final award earned reflects a percentage of the target award granted. Each performance measure is subject to a minimum vesting threshold such that no shares will be paid on a given measure if the Company’s TSR and/or CAGR over the three-year performance period falls below the 35th percentile of the applicable index. The performance shares therefore provide pay only in the event of performance thereby linking the named executive officer’s incentives to shareholder interests and returns.

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Prior Grants

The performance share grants made in 2011, 2012 and 2013 could be earned based on the Company’s total shareholder return (“TSR”) over a three-year performance period compared to the TSR of other companies in the S&P Mid-Cap 400 Index (“Index”). The number of performance shares to be paid under this grant is determined based on the Company’s relative performance per the following schedule which shows the potential payout as a percent of the target award. The performance and payouts will be rounded to the nearest percentage.

Performance Measure	Performance	Payout
Total Shareholder Return	≥ 80th percentile of Index	200%
	At 50th percentile of Index	100%
	At 35th percentile of Index	50%
	Below 35th percentile of Index	0%

All performance share awards are subject to a minimum vesting threshold such that no shares will be paid in the event the Company’s TSR over the three-year performance period falls below the 35th percentile of the Index. The performance shares therefore provide pay only in the event of performance thereby linking the named executive officer’s incentives to shareholder interests and returns. See the section entitled “Equity Award Plan Vesting Provisions” on page 42 for additional information on the terms of performance share awards.

The performance shares granted on December 5, 2011, having a performance period of January 1, 2012 to December 31, 2014, were paid out in February 2015 based upon the Company’s TSR achievements as shown in the following table:

At the end of the performance period, the Company achieved TSR performance at the 75% percentile of the Index resulting in a 128% payout thereby earning the named executive officers the following shares of Class B Common Stock: Mr. Nord – 5,053, Mr. Sperry – 2,723, and Mr. Amato – 4,538.

Performance-Based Restricted Stock Awards

PBRS provides executives with the opportunity to earn shares of the Company’s Class B Common Stock upon satisfaction of certain pre-established performance measures. PBRS awards replaced the time-based vested restricted stock awards that had been granted to the NEOs in prior years.

2014 Grant

PBRS were granted to the NEOs in 2014 and could be earned if the Company’s relative TSR performance over a three year period ending December 31, 2017 exceeds the 20th percentile as compared to the TSR of other companies in the S&P Capital Goods 900 Index. In the event the Company fails to meet the performance threshold the executive will forfeit the entire PBRS award. As such, PBRS awards link the NEO’s incentives to long-term shareholder interests. See the section entitled “Equity Award Plan Vesting Provisions” on page 42 for further information on the terms of these awards.

2013 Grant

The PBRS grant made in 2013 could be earned in three equal installments based on the Company’s EBITDA performance as a percentage of net sales for the 12 months preceding the applicable measurement date being greater than 10%, as measured on December 31, 2014, December 31, 2015 and December 31, 2016. In the event the Company fails to meet the performance threshold in any given year, the executive would forfeit one-third of the PBRS award.

At the end of the December 31, 2014, the Company’s EBITDA performance was 17.7% of net sales thereby earning the named executive officers the following shares of Class B Common Stock representing one-third of their 2013 PBRS grant: Mr. Nord – 2,781, Mr. Sperry – 695, Mr. Amato – 695, Mr. Bakker - 181 and Mr. Hsieh – 540.

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Compensation Policies

Stock Ownership and Retention Policy

The Company has a stock ownership and retention policy which is applicable to the named executive officers as well as other officers and designated employees. The policy requires such covered employees, consistent with their responsibilities to the shareholders of the Company, to hold a significant equity interest in the Company. The terms and conditions of the policy are routinely examined to ensure consistency with current market practices and external benchmarks, and alignment between the interests of the employees covered by the policy and the interests of the Company’s shareholders. The policy provides:

•	Until an employee meets their ownership minimum, an employee must retain fifty percent (50%) of the net shares acquired pursuant to the exercise of a SAR.

•	Once the minimum share ownership level is satisfied, the employee is expected to continue to satisfy such requirement for so long as he or she is subject to the policy.

•	Shares that count toward the minimum share ownership requirement include shares held directly and indirectly by the employee, including restricted stock granted under the Equity Plan. Shares underlying unexercised SARs, and unearned performance shares are not counted.

•	Covered employees have approximately five years from the earliest date such employee is granted an option to acquire Company securities to achieve their minimum ownership requirement

Accordingly, the policy expects employees to attain a minimum share ownership level equal to their base salary times a certain multiplier, as indicated below:

Multiple of
Executive Level	Base Salary
Chief Executive Officer	5x
Chief Financial Officer, Group Vice Presidents and General Counsel	3x
Other Corporate Officers	2x
Other Executives (non-Corporate Officers)	1x

All NEO’s are in compliance with the stock ownership and retention policy.

Compensation Recovery Policy

The Company has a Compensation Recovery Policy which provides that an executive, including the named executive officers, who is determined to have engaged in fraud or other gross misconduct which contributed in whole or in part to a restatement of the Company’s financial results, may be subject to any one or more of the following disciplinary actions:

•	Termination of employment

•	Recovery of all or any portion of any performance-based cash or equity paid or vested during the previous three years and that would otherwise not have been paid or vested based on the restated financial results

•	Cancellation or forfeiture of any performance-based cash or equity awards not yet paid or vested, or offset against future awards

All actions taken under this policy will be determined by the Board of Directors in its sole discretion, upon consultation with the Audit Committee and the NCGC.

Employee Benefits

Named executive officers also receive employee benefits that are generally available to all employees, as well as certain retirement benefits, perquisites, severance and change in control protections. These additional benefits are similar to the types and amounts available to other senior executives of manufacturing companies as demonstrated in the benchmark data. The Compensation Committee believes that it is necessary to provide these benefits to executives in order to remain market competitive in attracting and retaining qualified executives.

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Retirement Plans and Nonqualified Deferred Compensation Plans

In addition to the retirement plans which are made generally available to employees of the Company, which include a tax-qualified defined benefit plan (“DB Plan”) and a defined contribution plan consisting of a 401(k) plan and a discretionary profit sharing contribution plan (“DC Plan”), the named executive officers and certain other selected executive officers participate in various supplemental retirement plans and deferred compensation plans, which allow them to earn additional retirement benefits.

The DB Plan and DC Plan provide employees, including named executive officers, with retirement income. The Company contributes to the DB Plan whereas both the Company and the employee contribute to the DC Plan. Employees hired after December 31, 2003 are not eligible to participate in the DB Plan, but may participate in the DC Plan. The Company closed the DB Plan to new employees after 2003, following its determination that it was no longer necessary in order to attract talent in the marketplace. Instead, the Company emphasized participation in the DC Plan with matching contributions and a discretionary profit sharing contribution which are more in line with current competitive retirement compensation practices.

The named executive officers also participate in supplemental retirement plans available to selected senior executives of the Company, which include the Top Hat Restoration Plan (the “DB Restoration Plan”), the Defined Contribution Restoration Plan (the “DC Restoration Plan”), and either the Supplemental Executive Retirement Plan (the “Executive Plan”) or the Supplemental Management Retirement Plan (the “Management Plan”) both of which are closed to new participants.

The DB Restoration Plan is an “excess benefit plan” pursuant to which participants in the DB Plan receive additional retirement benefits, calculated in the same manner as benefits are calculated under the DB Plan but without regard to the applicable limits on compensation or benefit accruals required by the tax-qualified plan rules. The DC Restoration Plan, also an “excess benefit plan,” enables participants in the DC Plan to receive Company contributions equal to the discretionary profit sharing contributions such employee would have received under the DC Plan but for the compensation limits imposed by the tax-qualified plan rules less the amounts of discretionary profit sharing contributions such employee received under the DC Plan. The DB Restoration Plan, DC Restoration Plan, Executive Plan and Management Plan are intended to promote the retention of our eligible senior management employees by providing them with the opportunity to earn pension and retirement benefits which supplement the benefits available under the Company’s tax-qualified retirement plans.

The Company also has a nonqualified Executive Deferred Compensation Plan (“EDCP”), which permits selected individuals, including our named executive officers, to defer the receipt of a portion of their annual short-term incentive compensation and also provides for discretionary Company contributions. Amounts deferred under the EDCP are credited with earnings on the basis of individual investment directions made by each participant. The purpose of the EDCP is to provide a tax and retirement planning tool to selected individuals and thus assist the Company in attracting and retaining senior management. See also the “Retirement Plans” section on page 48 and the “Non-Qualified Deferred Compensation” section on page 50.

Perquisites

The Company provides the following limited perquisites to its named executive officers: use of a Company car, financial planning and tax preparation services, limited personal travel on the Company aircraft and executive physicals. These perquisites provide flexibility to the executives and increase travel efficiencies, thereby allowing more productive use of the executive’s time, and protect the executive’s personal and financial health and thus the Company’s investment in their development. The Company routinely examines the competitiveness of the perquisites offered in light of the evolving competitive landscape and determines whether any modifications are appropriate. See footnote 6 to the “Summary Compensation Table” on page 41.

Severance and Change in Control Benefits

The Company has entered into Change in Control Severance Agreements with its named executive officers which provide certain severance benefits in the event the named executive officer’s employment is involuntarily or constructively terminated. Such severance benefits are designed to alleviate the financial impact of termination of employment through base salary and health benefit continuation, and outplacement services, with the intent of providing for a stable work environment. In addition to general severance, the Company provides enhanced benefits to its senior executives in the event of a change in control as a means of reinforcing and encouraging their continued attention and dedication to their duties of employment without the personal distraction or conflict of interest that could arise from the occurrence of a change in control.

The Company extends severance and change in control benefits because they are essential to help the Company fulfil its objectives of attracting and retaining key managerial talent. The decision to offer these benefits does not influence the Compensation Committee’s determinations concerning other direct compensation or benefit levels. In making the decision to extend the benefits, the Compensation Committee relied on Exequity to ensure that such severance and change in control benefits align with the policy statements put forth by governance rating agencies and market practices in the area of severance and change in control compensation.

Accordingly, the Company’s Change in Control Severance Agreements contain the following provisions and reflect the types and amounts of compensation benefits payable to senior executives upon a change in control:

•	Double trigger (change in control plus termination of employment) required to obtain benefit

•	Lump sum cash payments not to exceed 2.75 times base salary plus short-term incentive award

•	Elimination of gross ups to cover excise taxes

For additional information relating to the Company’s change in control and severance benefits, see the “Potential Post-Employment Compensation Arrangements” on page 51.

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Tax Deductibility of Compensation

Section 162(m) of the Code establishes an annual $1 million limit on the amount that the Company can deduct for compensation paid to its Chief Executive Officer and its three other most highly paid executive officers (other than its Chief Financial Officer), unless the compensation in excess of $1 million is performance-based. Payments under the Senior Plan, SARs granted under the Company’s Equity Plan with an exercise price of at least fair market value, and PBRS and performance shares granted under the Equity Plan are intended to qualify as performance-based compensation under Section 162(m) of the Code.

The Compensation Committee believes that it is in the Company’s best interests to maintain flexibility in the administration of the compensation program. In order to retain the flexibility to compensate the Company’s management in the manner best promoting the Compensation Committee’s policy objectives, the Compensation Committee does not require that all compensation be deductible. Accordingly, certain payments, including payments under the Incentive Compensation Plan and grants of restricted stock are not intended to qualify as performance-based compensation and may be subject to the $1 million deductibility limitation of Section 162(m) of the Code.

Compensation Committee Report

The Committee has reviewed the Compensation Discussion and Analysis and discussed its contents with members of the Company’s management. Based on this review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and in this Proxy Statement.

Compensation Committee

Richard J. Swift, Chair

Carlos M. Cardoso

Andrew McNally IV

Carlos A. Rodriguez

John G. Russell

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EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Year 2014

The following table sets forth the total compensation of Company’s named executive officers for the years ended December 31, 2014, December 31, 2013, and December 31, 2012.

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Plan Earnings(4) (5) ($)	All Other Compensation(6) ($)	Total ($)
D. G. Nord	2014	940,500	2,574,942	1,062,572	984,000	4,501,039	137,088	10,200,141
Chairman, President and Chief Executive Officer	2013	900,000	2,196,158	1,500,240	918,000	1,108,809	125,814	6,749,021
	2012	607,474	2,200,297	1,344,114	622,600	1,239,765	90,993	6,105,243
W. R. Sperry	2014	490,000	677,691	279,630	308,700	—	66,351	1,822,372
Senior Vice President and Chief Financial Officer	2013	442,100	549,006	375,054	315,700	—	61,867	1,743,727
	2012	401,596	630,077	388,029	327,000	—	59,453	1,806,155
G. N. Amato	2014	600,000	813,190	335,541	363,100	1,227,302	25,968	3,365,101
Executive Vice President,	2013	500,200	549,006	375,054	423,700	362,168	23,362	2,233,490
Hubbell Electrical Segment	2012	479,100	490,035	289,689	422,600	966,186	27,536	2,675,146
G. W. Bakker	2014	380,833	590,347	306,902	255,100	378,779	21,037	1,932,998
Group Vice President,
Power Systems
A. Hsieh	2014	413,000	487,862	201,332	225,500	—	65,527	1,393,221
Vice President,
General Counsel
(1)	The amounts reported in the Salary column reflect salaries paid in the years indicated.
(2)	The amounts reported in the Stock Awards and Option Awards columns reflect the grant date fair value of performance-based restricted stock, performance shares and SARs granted in 2014 as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation, see Note 17 to the Consolidated Financial Statements for 2014 in the Form 10-K filed with the SEC on February 19, 2015. The actual value that an executive may realize from an award is contingent upon the satisfaction of the vesting conditions of the award. For SARs, the actual value of the award is based upon the positive difference between the base price and the market value of a share of Class B Common Stock on the date of exercise. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown. For performance shares with a total shareholder return metric, fair value is based upon the assumptions disclosed in Note 17 to the Consolidated Financial Statements contained in the Company’s 2014 Annual Report on Form 10-K. For performance shares with a net sales growth performance metric, fair value is based upon the average between the high and low trading prices of the Company’s Class B Common Stock on the date preceding the grant date and assumes that the award will vest at target.
(3)	The amounts reported in the Non-Equity Incentive Plan Compensation column reflect short-term incentive awards earned under the Company’s Incentive Compensation Plan and Senior Plan.
(4)	The amounts reported in the Change in Pension Value column reflect the change in the actuarial present value of each named executive officer’s accumulated benefit under the retirement plans in which he participates. See the “Employee Benefits” section on page 38 and “Retirement Plans” section on page 48. The present value of these accrued benefits at December 31, 2013 is based on the Pension Protection Act 2014 Optional Combined Tables (gender distinct), using a discount rate of 5.10%. The present value of these accrued benefits at December 31, 2014 us based on the RP-2000 Combined Healthy Mortality tables (gender distinct) with generational projections using Scale BB-2D using a 4.30% discount rate. Participants are assumed to retire at age 62 or current age, if later.
(5)	The increase in the present value of Mr. Nord’s pension benefit in 2014 is due to the fact that the discount rate used to determine the value of his pension benefit decreased by 80 basis point from 5.10% in 2013 to 4.30% in 2014, and the three year average of his highest compensation increased in 2013 as compared to 2012 upon his appointment to the position of President and Chief Executive Officer.
(6)	The amounts reported in the All Other Compensation column for 2014 are detailed in the table below:

		Retirement Plan
	Perquisites(a)	Contributions(b)	Total
Name	($)	($)	($)
D. G. Nord	54,768	82,320	137,088
W. R. Sperry	26,323	40,028	66,351
G. N. Amato	18,168	7,800	25,968
G. W. Bakker	13,237	7,800	21,037
A. Hsieh	32,023	33,504	65,527
(a)	The amounts in the Perquisites column reflect the incremental cost to the Company for providing the use of an automobile to each named executive officer (Mr. Nord - $37,894 and Mr. Sperry – $26,323), which includes lease payments, fuel, taxes, maintenance, insurance and registration less monthly payments made by the NEO multiplied by the percentage attributable to personal use; the actual cost of financial planning or tax preparation services for Mr. Nord and Mr. Hsieh; and the incremental cost to the Company for providing personal use of the Company aircraft for Mr. Nord, which includes fuel, landing, hangar and maintenance fees, crew expenses and costs associated with deadhead flights.
(b)	The amounts in the Retirement Plan Contributions column reflect Company 401(k) matching contributions of $7,800 for each named executive officer under the DC Plan and a profit sharing contribution of $10,400 for Mr. Nord, Mr. Sperry and Mr. Hsieh. Also includes for Mr. Nord, Mr. Sperry and Mr. Hsieh a contribution of $64,120, $21,828 and $15,304, respectively, under the DC Restoration Plan earned in 2014 to be made in 2015. See the “Non-Qualified Deferred Compensation” section on page 50.

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Equity Award Plan Vesting Provisions

2014 Grant Terms

The following table describes the terms of each of the equity incentive awards granted to the named executive officers in December 2014.

	Performance Based Restricted Stock(1)	Performance Shares(2)		Stock Appreciation Rights
Description	Award of shares that vest subject to achievements relative to the performance metrics and ranges described below.	A promise to receive a number of shares, the ultimate payout of which can vary based upon achievements relative to the performance metrics and ranges described below.		Right to receive, in stock, the appreciation in value between the stock price on the date of grant and the date of exercise.
Abbreviation	PBRS	PS/TSR	PS/NS	SARs
Weighting	20%	20%	20%	40%
Metric	Total Shareholder Return	Total Shareholder Return	Net Sales Growth (with modifier)	—
Comparator	S&P Capital Goods 900	S&P Capital Goods 900	S&P Capital Goods 900	—
Vesting Period	January 1, 2015 to December 31, 2017	January 1, 2015 to December 31, 2017		1/3 on the anniversary of the grant date
Range/Payout	100% of shares will vest if, at the end of the performance period, Hubbell’s total shareholder return is > than the 20th percentile of the comparator group. Performance below the 20th percentile results in no payout.	Payout can range from 0 to 200% of the original grant amount based on Hubbell’s total shareholder return performance relative to the comparator group.	Payout can range from 0 - 200% of the original grant amount based on Hubbell’s net sales performance relative to the comparator group
		Performance Range and Payout
		> 80th percentile of Index	200%
		At 50th percentile of Index	100%
		At 35th percentile of Index	50%	—
		Below 35th percentile of Index	0%
			Modifier
		—	The net sales payout is further modified based on Hubbell’s cumulative net income margin performance compared to the following preestablished targets:

			10% = 125% payout
			9% = 100% payout
			8% = 75% payout
			<8% = 0 payout
(1)	PBRS granted in 2013 vest annually on the anniversary of the grant date subject to the Company’s EBITDA performance as a percentage of Company net sales for the preceding 12 months being greater than 10%, as measured on December 31, 2014, 2015 and 2016.
(2)	Performance shares granted in 2013 vest subject to the Company’s total shareholder return performance compared to the S&P Mid-Cap 400 at the end of a three year period.

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Grants of Plan-Based Awards in Fiscal Year 2014

The following table presents information concerning plan-based awards granted in 2014 to the named executive officers under the Company’s Incentive Award Plan, Senior Plan and Equity Plan. All stock awards are payable in shares of the Company’s Class B Common Stock.

			Est. Future Payouts Under			Est. Future Payouts Under			All Other	All Other
			Non-Equity Incentive Plan			Equity Incentive Plan			Stock	Option			Grant
			Awards(1)			Awards(2)			Awards:	Awards:	Exercise		Date Fair
									Number	Number	or Base	Closing	Value of
									of Shares	of Shares	Price of	Price on	Stock and
									of Stock	Underlying	Option	Grant	Option
	Type of	Grant	Threshold	Target	Max	Threshold	Target	Max	or Units(3)	Options(3)	Awards(4)	Date	Awards(5)
Name	Award	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)
D. G. Nord	STI		540,788	1,081,575	2,163,150	—	—	—	—	—	—	—	—
	PBRS	12/02/14	—	—	—	—	—	—	7,588	—	—	—	728,144
	SAR	12/02/14	—	—	—	—	—	—	—	58,287	106.44	108.40	1,062,572
	PS/TSR	12/02/14	—	—	—	4,123	8,245	16,490	—	—	—	—	969,200
	PS/NS	12/02/14	—	—	—	3,092	8,245	18,551	—	—	—	—	877,598
W. R. Sperry	STI		171,500	343,000	686,000	—	—	—	—	—	—	—	—
	PBRS	12/02/14	—	—	—	—	—	—	1,997	—	—	—	191,632
	SAR	12/02/14	—	—	—	—	—	—	—	15,339	106.44	108.40	279,630
	PS/TSR	12/02/14	—	—	—	1,085	2,170	4,340	—	—	—	—	255,084
	PS/NS	12/02/14	—	—	—	814	2,170	4,883	—	—	—	—	230,975
G. N. Amato	STI		210,000	420,000	840,000	—	—	—	—	—	—	—	—
	PBRS	12/02/14	—	—	—	—	—	—	2,396	—	—	—	229,920
	SAR	12/02/14	—	—	—	—	—	—	—	18,406	106.44	108.40	335,541
	PS/TSR	12/02/14	—	—	—	1,302	2,604	5,208	—	—	—	—	306,100
	PS/NS	12/02/14	—	—	—	977	2,604	5,859	—	—	—	—	277,170
G. W. Bakker	STI		117,000	234,000	468,000	—	—	—	—	—	—	—	—
	PBRS	12/02/14	—	—	—	—	—	—	1,298	—	—	—	124,556
	SAR	12/02/14	—	—	—	—	—	—	—	9,970	106.44	108.40	181,753
	PS/TSR	12/02/14	—	—	—	705	1,410	2,820	—	—	—	—	165,746
	PS/NS	12/02/14	—	—	—	529	1,410	3,173	—	—	—	—	150,080
	RS	02/01/14	—	—	—	—	—	—	1,280	—	—	—	149,965
	SAR	02/01/14	—	—	—	—	—	—	—	4,668	117.16	—	125,149
A. Hsieh	STI		123,900	247,800	495,600	—	—	—	—	—	—	—	—
	PBRS	12/02/14	—	—	—	—	—	—	1,438	—	—	—	137,990
	SAR	12/02/14	—	—	—	—	—	—	—	11,044	106.44	108.40	201,332
	PS/TSR	12/02/14	—	—	—	781	1,562	3,124	—	—	—	—	183,613
	PS/NS	12/02/14	—	—	—	586	1,562	3,515	—	—	—	—	166,259
(1)	The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns reflect the target, threshold and maximum short-term incentive award opportunity for each of the named executive officers under the Company’s Incentive Award Plan and Senior Plan. The named executive officers are eligible for a payout within the threshold and maximum range depending upon several performance factors such as earnings per share, free cash flow, operating profit improvement and strategic objectives. See the “Short-Term Incentive Compensation” section on page 32.
(2)	The amounts reported in the Estimated Future Payouts Under Equity Incentive Plan Awards columns reflect the target number of performance shares awarded to the named executive officers under the Equity Plan on December 2, 2014, and the threshold and maximum number of performance shares that may be earned. Performance shares are earned based on two equally weighted measures: (i) Total shareholder return (“PS / TSR”) and net sales performance (“PS / NS”) at the end of a three-year performance period compared to that of other companies in the Standard & Poor’s Capital Goods 900 Index. The PS / NS measure is then modified by the Company’s cumulative net income margin performance over same period, as compared to the target set by the Company at the beginning of the period. See the “Performance Share Awards” section on page 36.
(3)	The amounts reported in the All Other Stock Awards and All Other Option Awards columns reflect the number of PBRS and SARs, respectively, awarded to each of the named executive officers under the Equity Plan on December 2, 2014, and RS and SARs awarded to Mr. Bakker on February 1, 2014. SARs and RS are subject to vesting in three equal annual installments on the anniversary of the grant date. PBRS vests if the Company’s total shareholder return performance is greater than or equal to the 20th percentile of the Standard & Poor’s Capital Goods 900 Index at the end of a three year performance period. Upon “Retirement”, as defined on page 44, PBRS remains eligible to vest subject to the Company’s performance with respect to said criteria as measured at the end of the three year performance period. SARs, RS and PBRS become fully vested upon death, disability or a change in control.
(4)	The amount reported in the Exercise or Base Price of Option Awards column reflects the mean between the high and low trading prices of the Company’s Class B Common Stock on the trading day immediately preceding the date of grant, which is the fair market value of the Class B Common Stock as defined under the Equity Plan.
(5)	The amounts reported in the Grant Date Fair Value of Stock and Option Awards column reflect the aggregate fair value of the PBRS, SARs, RS and performance share awards granted to each named executive officer on December 2, 2014, and RS and SARs granted to Mr. Bakker on February 1, 2014, as determined under FASB ASC Topic 718 and disclosed in the Stock-Based Compensation note within the Notes to the Consolidated Financial Statements in the Company’s 2014 Annual Report on Form 10-K filed with the SEC on February 19, 2015. For performance shares with a total shareholder return metric, fair value is based upon the assumptions disclosed in Note 17 to the Consolidated Financial Statements contained in the Company’s 2014 Annual Report on Form 10-K. For performance shares with a net sales growth performance metric, fair value is based upon the average between the high and low trading prices of the Company’s Class B Common Stock on the date preceding the grant date and assumes that the award will vest at target.

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Post-Termination Vesting Terms

The following table shows the vesting provisions of equity awards post-termination under the scenarios shown. For each of these award types, “Retirement” shall mean that the named executive officer has terminated employment with the Company, is minimum age 55 and the executive’s age plus years of service with the Company equals or exceeds 70.

Award Type	Involuntary Termination (without cause) and Voluntary Termination	Retirement	Death / Disability
Restricted Stock

PBRS	Unvested PBRS forfeited	Unvested PBRS remain eligible to vest provided that the performance conditions are met during the performance period	Unvested PBRS fully vest

Time-based(1)	Unvested shares forfeited	Unvested shares fully vest	Unvested shares fully vest

Performance Shares

	Unvested shares forfeited	Eligible for a pro-rata portion of shares based on the number of months the executive served during the performance period	Target number of shares fully vest

SARs

	Unvested SARs forfeited. Vested SARs are exercisable for the earlier of 90 days after the termination date or the 10th anniversary of the grant date.	Unvested SARs continue to vest in the normal course. Vested SARs are exercisable until the 10th anniversary of the grant date.	Unvested SARs fully vest. Upon death (or if the NEO dies within 90 days of termination of service due to disability) SARs are exercisable for the earlier of 1 year after death or the 10th anniversary of the grant date.
(1)	In connection with his promotion, on February 1, 2014 Mr. Bakker was awarded a grant of time-based restricted stock. No time-based restricted stock awards were granted to the other NEO’s in 2013 or 2014 but remain outstanding from grants made in 2012.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information on all restricted stock, PBRS, SAR and performance share awards held by the named executive officers of the Company and the value of such holdings measured as of December 31, 2014. All outstanding equity awards are in shares of the Company’s Class B Common Stock.

		Option Awards(1)				Stock Awards
						No. of
		No. of	No. of			Shares	Market	Equity Incentive	Equity Incentive
		Securities	Securities			or Units	Value of	Plan Awards:	Plan Awards: Market
		Underlying	Underlying			of Stock	Shares or	No. of Unearned	or Payout Value of
		Unexercised	Unexercised	Option		that	Units that	Shares, Units, or	Unearned Shares
		Options	Options	Exercise	Option	have not	have not	other Rights that	Units or other Rights
		Exercisable	Unexercisable	Price	Expiration	Vested(2)	Vested(3)	have not Vested(4)	that have not Vested(5)
Name	Grant Date	(#)	(#)	($)	Date	(#)	($)	(#)	($)
D. G. Nord	12/01/08	21,210	—	29.275	12/01/18
	12/07/09	21,933	—	46.96	12/07/19
	12/06/10	19,531	—	59.95	12/06/20
	12/05/11	22,647	—	64.48	12/05/21
	06/06/12	18,606	9,304	76.015	06/06/22	2,389	255,217
	12/04/12	31,712	15,857	83.73	12/04/22	3,203	342,176	8,634	922,370
	12/10/13	20,279	40,558	107.865	12/10/23	8,344	891,390	9,945	1,062,424
	12/02/14	—	58,287	106.44	12/02/24	7,588	810,626	16,490	1,761,627
W. R. Sperry	12/06/10	9,766	—	59.95	12/06/20
	12/05/11	12,205	—	64.48	12/05/21
	06/06/12	6,688	3,345	76.015	06/06/22	598	63,884
	12/04/12	7,928	3,964	83.725	12/04/22	1,151	122,961	2,159	230,646
	12/10/13	5,069	10,140	107.865	12/10/23	2,086	222,847	2,486	265,579
	12/02/14	—	15,339	106.44	12/02/24	1,997	213,340	4,340	463,642
G. N. Amato	12/05/11	6,781	—	64.48	12/05/21
	12/04/12	5,285	5,286	83.725	12/04/22	797	85,144	2,878	307,457
	12/10/13	5,069	10,140	107.865	12/10/23	2,086	222,847	2,486	265,579
	12/02/14	—	18,406	106.44	12/02/24	2,396	255,965	5,208	556,371
G. W. Bakker	12/06/10	3,486	—	59.95	12/06/20
	12/05/11	3,146	—	64.48	12/05/21
	12/04/12	1,730	866	83.725	12/04/22	261	27,883
	12/10/13	1,323	2,648	107.865	12/10/23	545	58,222	649	69,333
	02/01/14	—	4,668	117.16	02/01/24	1,280	136,742
	12/02/14	—	9,970	106.44	12/02/24	1,298	138,665	2,820	301,261
A. Hsieh	09/11/12	—	—	—	—	982	104,907
	12/04/12	5,946	2,973	83.725	12/04/22	448	47,860	1,619	172,958
	12/10/13	3,943	7,886	107.865	12/10/23	1,622	173,278	1,934	206,609
	12/02/14	—	11,044	106.44	12/02/24	1,438	153,622	3,124	333,737
(1)	The Option Awards column reflects SARs that were granted to each named executive officer on the dates shown. SARs entitle the recipient to receive the value in shares of the Company’s Class B Common Stock equal to the positive difference between the base price and the fair market value of a share of Class B Common Stock upon exercise. Generally, SARs vest and become exercisable in three equal installments on each of the first three anniversaries of the grant date. See the “Equity Award Plan Vesting Provisions” section on page 42.
(2)	The No. of Shares or Units of stock that have not Vested column reflects restricted stock granted on the following dates and terms: (i) 12/04/14 PBRS grant - Vests at the end of a three year period provided that the Company’s TSR performance is greater than the 20% percentile of the S&P Capital Goods 900 Index; (ii) 12/10/13 PBRS grant - Vests in three equal installments subject to the Company’s EBITDA performance as a percentage of net sales for the preceding 12 months being greater than 10% as measured on December 31, 2014, 2015 and 2016; and (iii) 02/01/14, 12/04/12 and 06/06/12 grants - Vest in three equal installments on the anniversary of the grant date. See the “Equity Award Plan Vesting Provisions” section on page 42.
(3)	The Market Value of Shares or Units that have not Vested is based upon the closing market price of the Company’s Class B Common Stock on December 31, 2014 of $106.83.
(4)	The Equity Incentive Plan Awards column reflects performance shares granted on the following dates and terms, for the performance periods noted: (i) 12/02/14 grant - Vests based on two equally weighted measures: Total shareholder return (“PS / TSR”) and net sales performance (“PS / NS”) at the end of a three-year performance period compared to that of other companies in the Standard & Poor’s Capital Goods 900 Index. The PS / NS measure is then modified by the Company’s cumulative net income margin performance over same period, as compared to the target set by the Company at the beginning of the period. See the “Performance Share Awards” section on page 36. The performance period is 01/01/15 - 12/31/17; and (ii) 12/04/12 and 12/10/13 grants - Vest based upon the satisfaction of performance criteria related to the Company’s total return to shareholders as compared to the total return to shareholders for companies in the Standard & Poor’s Mid-Cap 400 Index. The performance periods for the 12/04/12 and 12/10/13 grants are 01/01/13 - 12/31/15 and 01/01/14 - 12/31/16, respectively.
(5)	The Market or Payout Value of Unearned Shares that have not Vested column is based upon the closing market price of the Company’s Class B Common Stock on December 31, 2014, of $106.83.

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Option Exercises and Stock Vested During Fiscal Year 2014

The following table provides information on the number of shares acquired and the value realized by the named executive officers during fiscal year 2014 on the exercise of SARs, and on the vesting of restricted stock. All SAR exercises are in shares of the Company’s Class B Common Stock.

	Option Awards		Stock Awards
	No. of Shares Acquired	Value Realized	No. of Shares	Value Realized
	on Exercise	Upon Exercise(1)	Acquired on Vesting	Upon Vesting
Name	(#)	($)	(#)	($)
D. G. Nord	—	—	6,670	760,004	(2)
			5,132	589,462	(3)
W. R. Sperry	—	—	2,330	265,748	(2)
			2,766	317,703	(3)
G. N. Amato	4,937	817,566	1,766	192,519	(2)
			4,610	529,505	(3)
G. W. Bakker	—	—	561	61,160	(2)
			—	—
A. Hsieh	—	—	1,429	166,441	(2)
			—	—
(1)	The amounts reported in the Value Realized Upon Exercise column reflect the difference between the base price of the SAR and the market price of the Company’s Class B Common Stock on the date of exercise.
(2)	The amounts reported in the Stock Awards - Value Realized Upon Vesting column reflect the number of shares of restricted stock acquired upon vesting multiplied by the closing market price of the Company’s Class B Common Stock on the following vesting dates: December 4, 2014 - $109.19, December 5, 2014 - $108.87, September 11, 2014 - $119.80 and June 6, 2014 - $119.20.
(3)	The amounts reported in the Stock Awards - Value Realized Upon Vesting column reflect the number of performance shares earned multiplied by the closing market price of the Company’s Class B Common Stock on February 12, 2015, $114.86, the date the delivery of the performance shares was approved, for the performance period ending December 31, 2014.

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Retirement Plans

Pension Benefits in Fiscal Year 2014

The following table provides information on the retirement benefits for the named executive officers under the Company’s DB Plan and DC Plan (tax qualified plans) and the DB Restoration Plan, DC Restoration Plan, Management Plan and Executive Plan (non-qualified plans, collectively, “Supplemental Plans”) in which they participate. See the “Employee Benefits” section on page 38.

		No. of Years	Present Value of	Payments During the
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
D. G. Nord	DC Plan	9.25	105,509	—
	DC Restoration Plan	9.25	301,251	—
	Executive Plan	9.25	10,170,752	—
W. R. Sperry	DC Plan	6.33	101,340	—
	DC Restoration Plan	6.33	119,141	—
G. N. Amato	DB Plan	26.67	1,224,504	—
	DB Restoration Plan	26.67	3,797,697	—
	Management Plan	7.25	1,412,206	—
G. W. Bakker	DB Plan	23.75	547,071	—
	DB Restoration Plan	23.75	467,462	—
A. Hsieh	DC Plan	2.25	26,805	—
	DC Restoration Plan	2.25	29,270	—
(1)	For the DB Plan and Supplemental Plans, the present value of accrued benefits at December 31, 2014 are determined based on the RP-2000 Combined Healthy Mortality tables (gender distinct) with generational projections using Scale BB-2D, and using a discount rate of 4.30%. Participants are assumed to retire at age 62 or current age, if later.

Pension Benefit Calculations

The following paragraphs describe the manner in which benefits are calculated under each of the Company’s retirement plans:

DB Plan and Restoration Plan

The DB Plan provides for participation by all regular full-time salaried employees who were employed by covered Company businesses on December 31, 2003. The annual benefits under the DB Plan upon normal retirement (age 65) are calculated under the following two formulas in which Final Average Compensation refers to the average of the executive’s highest three consecutive earnings (base salary and short-term incentives) in the last ten years:

•	For participants age 50 with 10 years of service at January 1, 2004 (“Grandfathered Participants”):

•	For all other participants hired before January 1, 2004, the formula is as follows:

Grandfathered Participants will have benefits earned after 2003 calculated under whichever of the above two formulas produces a higher benefit. Early retirement (age 55 and at least 10 years of service) benefits are calculated under the same formula as normal retirement benefits, but reduced by 0.6% (0.3% for Grandfathered Participants) for each month by which the executive’s early retirement is after age 60, but before age 65, and 0.3% (0.5% for Grandfathered Participants) for each month by which the executive’s early retirement precedes age 60. Lump sum payments cannot be elected under the Basic Plan.

Benefits under the Restoration Plan are calculated in the same manner as benefits under the Basic Plan, but without regard to any limits on compensation or benefit accruals that may apply under the Basic Plan as required by the tax-qualified plan rules.

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Executive Plan and Management Plan

The Executive Plan provides designated executives the opportunity to earn pension benefits supplementing those earned under the Basic Plan. Executive Plan benefits upon normal retirement (age 65) are calculated using the following formula in which Final Total Compensation refers to the average of the executive’s highest three earnings (base salary and short-term incentive) over the last ten years:

Executive Plan benefits upon early retirement (on or after age 55) are calculated under the same formula as normal retirement benefits except that the early retirement benefit is reduced by 0.3% for each month by which the executive’s early retirement precedes age 62, and by an additional 0.2% for each month by which the executive’s early retirement precedes age 60. Executive Plan benefits are payable based on a 50% joint and survivor form of annuity distribution, except that benefits are paid out as a lump sum upon a change in control. Participation in the Executive Plan is at the sole discretion of the Compensation Committee which closed the Plan to new participants in 2007.

Benefits under the Management Plan upon normal retirement (age 65) are calculated using the following formula in which Final Total Compensation refers to the average of the executive’s highest three earnings (base salary and short-term incentive) over the last ten years, and benefits may not exceed 60% of Final Total Compensation:

Management Plan benefits upon early retirement (on or after age 55) are calculated under the same formula as normal retirement benefits except that the early retirement benefit is based upon the executive’s years of service up to the executive’s actual early retirement date reduced by 0.3% for each month by which the executive’s early retirement precedes age 65 and by an additional 0.2% for each month by which the participant’s early retirement precedes age 60. Management Plan benefits are payable based on a life annuity distribution except for benefits are paid out as a lump sum upon a change in control. Married participants also have a death benefit equal to 50% of their annuity payable to their spouse for the spouse’s life, in the event that the participant dies. Participation in the Management Plan is at the sole discretion of the Compensation Committee, which closed the Plan to new participants in 2010.

Except as otherwise provided, for Executive Plan and Management Plan participants who have entered into Change in Control Severance Agreements with the Company, no benefit is payable under the Executive Plan or Management Plan if a participant terminates employment prior to age 55 with less than 10 years of service under the Executive Plan (or 5 years of service under the Management Plan), but such participant may be entitled to a benefit under the DB Plan, DC Plan, and DB and DC Restoration Plans.

DC Plan and DC Restoration Plan

The Company provides a discretionary profit sharing contribution under the DC Plan. Full-time salaried employees hired on or after January 1, 2004 are eligible to receive a discretionary contribution. The contribution is made after year end at the discretion of the Board of Directors. The amount is determined by multiplying the sum of the employee’s base salary and short-term incentive compensation by a certain percentage approved by the Board of Directors, which in recent years has been 4%. There is no guarantee, however, that that percentage will continue in future years.

Effective January 1, 2011, the Company adopted the DC Restoration Plan to allow for additional profit sharing and other contributions for those employees whose contributions are limited under the tax-qualified DC Plan due to compensation limits imposed by the IRS. Employees impacted by those limitations receive a contribution under the DC Restoration Plan equal to the same percentage used for the DC Plan multiplied by their compensation in excess of the IRS limits.

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Non-Qualified Deferred Compensation

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (“EDCP”) enables certain designated executives to defer up to 50% of their annual short-term incentive compensation. Amounts deferred into the EDCP are invested at the discretion of the participant in mutual funds selected by the Compensation Committee, and all participants are 100% vested in the amounts they elect to defer. The Company is permitted to make discretionary contributions to EDCP participants, and to make contributions subject to vesting conditions or other restrictions. Since the EDCP’s adoption in 2008, however, no discretionary Company contributions have been made.

Participants are required to make their deferral elections by December 31 of the year prior to the year in which the short-term incentive award is earned. At that time, participants also elect the date on which they want their deferrals for that year and related earnings to be distributed. Distributions can be made at any time while the participant remains an employee (but no sooner than two years after the year for which the deferral is made) or upon separation from service or a change in control. Distributions upon separation from service may be made in lump sum or installments over 5, 10 or 15 years. In service distributions and distributions upon a change in control are made in a lump sum. Participants may also access their accounts under the EDCP in the event of an unforeseen emergency.

Non-Qualified Deferred Compensation in Fiscal Year 2014

The following table provides information on the benefits payable to each NEO under the Company’s EDCP and DC Restoration Plan:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions	Earnings in Last	Withdrawals/	Balance at
	2014	in 2014	FY	Distributions	12/31/14
Name	($)(1)	($)(2)	($)(3)	($)	($)(4)
D. G. Nord	459,000	50,838	101,304	–	2,040,006
W. R. Sperry	–	20,564	4,991	–	97,313
G. N. Amato	–	–	–	–	–
G. W. Bakker	–	–	–	–	–
A. Hsieh	–	13,444	522	–	13,966
(1)	The amounts reported in the Executive Contributions in 2014 column reflect an elective contribution by Mr. Nord of 50% of his short-term incentive award into the EDCP. This amount was earned and deferred for services in 2013, but contributed to the EDCP in April 2014, and is included in the Summary Compensation Table for 2013 under the Non-Equity Incentive Compensation Plan column.
(2)	The amount reported in the Registrant Contributions in 2014 column reflects a profit sharing contribution for Mr. Nord, Mr. Sperry and Mr. Hsieh under the DC Restoration Plan earned for services in 2013 and contributed in 2014, but does not include the following accrued profit sharing contributions earned in 2014 to be contributed in 2015 which amounts are included in the All Other Compensation column of the Summary Compensation Table on page 41 for 2014: Mr. Nord - $64,120, Mr. Sperry - $21,828 and Mr. Hsieh - $15,304.
(3)	The amounts reported in the Aggregate Earnings in Last FY column include aggregate earnings on the EDCP account balances and the DC Restoration Plan balances in 2014.
(4)	The amounts reported in the Aggregate Balance at 12/31/14 column reflect Mr. Nord’s balance in the EDCP and in the DC Restoration Plan. For Mr. Sperry and Mr. Hsieh, the amounts shown reflect their balances in the DC Restoration Plan.

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Potential Post-Employment Compensation Arrangements

The Company offers post-employment compensation and benefits to the named executive officers under its general Severance Policy (which is also available to senior level employees), Equity Plan, STI Plans, benefit plans and retirement plans, and pursuant to individual change in control severance agreements (“CIC Agreements”) that provide compensation and benefits only in the event of a change in control. The table below describes the types of compensation and benefits a named executive officer is eligible for under these plans, policies and agreements based on five termination scenarios: involuntary termination, death, disability, change in control and Retirement. No incremental amounts are payable to the named executive officers upon voluntary termination or termination for cause, therefore, these scenarios are not included in the table.

Scenario	Severance	Insurance Benefits	STI Award	LTI Award	Pension Benefits	Outplacement Services
Involuntary Termination Benefits paid under Severance Policy, Equity Plan, STI Plans and retirement plans	4 weeks base salary continuation for each year of service, 26 weeks minimum and 78 weeks maximum	Continued medical, dental and life insurance benefits for the salary continuation period	Pro-rated portion of target short-term incentive award earned through date of termination	Unvested PBRS, restricted stock, SARs and PS are forfeited but eligible for vesting if the NEO meets definition of Retirement	–	Up to 12 months following termination. Benefit not exchangeable for cash equivalent.
Death Benefits paid under the Equity Plan and retirement plans	–	–	–	Unvested PBRS, restricted stock, SARs and PS become fully vested	–	–
Disability Benefits paid under the Equity Plan and retirement plans	–	–	–	Unvested PBRS, restricted stock, SARs and PS become fully vested	Unreduced immediate pension benefit based upon service projected to age 65	–
Change in Control Benefits paid under CIC Agreements, Equity Plan and benefit plans	Lump sum of NEO’s base salary times 2.75 for Mr. Nord and 2.5 for the other NEOs	Continued medical, dental and life insurance benefits under Company benefit plans after termination for 2.75 years for Mr. Nord, and 2.5 years for the other NEOs	Average short-term incentive awards received by the NEO in the three years preceding the change in control and a pro-rated portion of NEO’s annual STI Target for year in which termination occurs	Unvested PBRS, restricted stock, SARs and PS become fully vested	A lump-sum cash payment equal to the incremental value of: 2.75 years for Mr. Nord, and 2.5 years for the other NEOs of additional age and service credit under all applicable Supplemental Plans	Up to 12 months following termination at a cost not to exceed 15% of the NEO’s annual base salary
Retirement Benefits paid under the Equity Plan	–	–	–	Unvested PBRS and PS remain eligible to vest subject to satisfaction of performance criteria, restricted stock becomes fully vested, and SARs continue to vest in the normal course	–	–

The following table reflects the estimated incremental post-termination amounts that would have been payable to a named executive officer in the event of termination of employment in each of the five scenarios described above on December 31, 2014. These amounts are calculated in accordance with the terms of the applicable plans, policies and agreements described in the preceding table and assume that the named executive officer has met the applicable eligibility requirements. The amounts in the table DO NOT include:

•	Any value that would be realized upon the exercise of vested SARs.

•	The estimated value of vested and accrued pension benefits that would be received upon any termination of employment under the Company’s retirement plans except to the extent of additional age or service credit that the NEO may be entitled under a CIC Agreement.

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Post-Employment and Change in Control Payment Table

	Severance(1)	Equity Awards with Accelerated Vesting(2)(3)	Pension Benefits(4)	Welfare Benefits(5)	Total
Name	($)	($)	($)	($)	($)
D. G. Nord
Death	–	6,721,640	–	–	6,721,640
Disability	–	6,721,640	4,930,536	–	11,652,176
Involuntary Termination	1,866,639	–	–	133,932	2,000,571
Change in Control	3,631,527	6,721,640	6,546,205	196,430	17,095,802
W. R. Sperry
Death	–	1,783,547	–	–	1,783,547
Disability	–	1,783,547	–	–	1,783,547
Involuntary Termination	716,370	–	–	128,372	844,742
Change in Control	1,604,298	1,783,547	–	115,400	3,503,245
G. N. Amato
Death	–	1,822,674	–	–	1,822,674
Disability	–	1,822,674	–	–	1,822,674
Involuntary Termination	1,461,960	–	–	141,996	1,603,956
Change in Control	1,546,623	1,822,674	889,753	126,595	4,385,645
Retirement	–	563,956	–	–	563,956
G. W. Bakker
Death	–	756,003	–	–	756,003
Disability	–	756,003	1,450,920	–	2,206,923
Involuntary Termination	960,606	–	–	141,606	1,102,212
Change in Control	983,712	756,003	70,514	94,540	1,904,769
A. Hsieh
Death	–	1,265,971	–	–	1,265,971
Disability	–	1,265,971	–	–	1,265,971
Involuntary Termination	582,534	–	–	128,242	710,776
Change in Control	1,254,766	1,265,971	–	103,220	2,623,957
(1)	The amounts reported in the Severance column also include the payment of the NEO’s target short-term incentive award earned through the date of termination.
(2)	The amounts reported in the Equity Awards with Accelerated Vesting column reflect the value realized by the NEO upon the exercise of all unvested SARs, and the vesting of all unvested PBRS, restricted stock and performance shares upon death, disability, or a change in control.
(3)	For Mr. Amato, who meets the definition of Retirement, the amount shown reflects the value realized upon the vesting of all unvested restricted shares upon Retirement. The value realized is calculated using the closing market price of the Company’s Class B Common Stock on December 31, 2014 of $106.83. The amount shown does not include the value of (i) SARs that are unvested at Retirement, but become exercisable post-Retirement, or (ii) outstanding performance shares at Retirement, which may vest on a prorated basis at the end of the applicable performance period post-Retirement.
(4)	The amounts reported in the Disability rows are calculated based on a 4.30% discount rate and using the disability mortality table published in Internal Revenue Ruling 96-7. This table assumes a different life expectancy than the tables used to calculate the present value of accumulated benefits under the Company’s retirement plans. In the event of disability, the incremental retirement plan benefit was calculated by comparing the disability benefit to the vested accrued benefit under the qualified and non-qualified plans as of December 31, 2014.
(5)	The amounts reported in the Welfare column include the payment of outplacement services for the NEOs for up to twelve months and insurance benefit continuation calculated in accordance with the terms of the Severance Policy and CIC Agreements, as applicable.

Severance Policy

The Company has a severance policy which offers severance benefits to the named executive officers and other members of senior management in the event of involuntary termination or termination for reasons other than cause (“Severance Policy”). The Severance Policy offers salary continuation for a period of 4 weeks for each year of service with a minimum of 26 weeks and maximum of 78 weeks; continued medical, dental and life insurance benefits for the salary continuation period; a prorated portion of the employee’s target short-term incentive award earned through the date of termination; and outplacement services for up to 12 months. The Severance Policy does not offer benefits if termination of employment is the result of a change in control. In such event, the named executive officers would only be eligible for severance benefits pursuant to the terms of their CIC Agreements as described on page 53.

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Change in Control Severance Agreements

The Company is a party to CIC Agreements with the named executive officers which provide severance benefits in the event of a termination of employment by the executive for good reason or by the Company (other than for cause or due to the executive’s death, disability or retirement) within two years after a change in control or, in certain circumstances, in anticipation of a change in control. A “change in control” is generally defined as a change in the majority of the Company’s Board of Directors during any 12 month period, the acquisition by a party directly or indirectly of 30% or more of the voting power of the Company, a sale of substantially all of the Company’s assets, the acquisition by a party of more than 50% of either the voting power of the Company or the fair market value of the Company. CIC Agreements may only be granted with the approval of the Board of Directors, upon the recommendation of the Compensation Committee.

The CIC Agreements contain a provision whereby the severance multiple is reduced in monthly increments over the two-year period following the named executive officer’s 63rd birthday, until it reaches one times the executive’s base salary and average short-term incentive award. Payments under the CIC Agreements are offset by severance or similar payments and/or benefits received by the executive under any other Company plan or policy.

The CIC Agreements also provide that if an executive would have otherwise incurred excise taxes under Section 4999 of the Code, such payments may be reduced to the “safe harbor amount” so that no excise taxes would be due, if such reduction would result in the executive being in a better net after tax position. The CIC Agreements do not provide for any tax-gross up in the event the payments are not reduced, and thus the executive would be required to pay any excise taxes under Section 4999 of the Code. No benefits are payable under the CIC Agreements if a named executive officer is terminated for “cause” or if the named executive officer terminates employment other than for “good reason” as defined in the CIC Agreements.

The Company has established a grantor trust to secure the benefits to be provided under the CIC Agreements, the Executive Plan, Management Plan, DB Restoration Plan, and DC Restoration Plan and other plans maintained by the Company for the benefit of members of the Company’s senior management.

Supplemental Plan Benefits

Certain provisions of the Executive Plan and Management Plan do not take effect until the occurrence of certain change of control events. Among others, provisions in the Executive Plan and Management Plan provide for the (i) suspension, reduction or termination of benefits in cases of gross misconduct by a participant; (ii) forfeiture of benefits if a retired participant engages in certain competitive activities; (iii) reduction in benefits upon early retirement; and (iv) offset of amounts which a participant may then owe the Company against amounts then owing the participant under the Executive Plan and Management Plan are automatically deleted upon the occurrence of a change of control event. In addition, a participant’s years of service with the Company (as calculated for the purpose of determining eligibility for Supplemental Plan benefits) and Supplemental Plan benefits accrued prior to the change of control event, may not be reduced after the occurrence of a change of control. If a participant’s employment is terminated after a change of control, unless the participant elects to receive a distribution of Supplemental Plan benefits in installment payments, the participant will receive payment of benefits in one lump sum within 10 days after termination.

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RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - ITEM 2

General

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (independent auditor) for 2015. Although ratification of our selection of independent auditors is not required, we value the opinions of our shareholders and wish to submit the matter to a vote at the 2015 Annual Meeting as a matter of sound corporate governance.

PricewaterhouseCoopers LLP has served as the Company’s independent auditors for many years. We have been advised that a representative of PricewaterhouseCoopers LLP will attend the 2015 Annual Meeting of Shareholders to respond to appropriate questions and will be afforded the opportunity to make a statement if desired.

In the event the selection of PricewaterhouseCoopers LLP is not ratified by the shareholders, the Audit Committee would reconsider the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor. Even if the selection of independent auditors is ratified, the Audit Committee still retains the discretion to select a different independent auditor at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

The Board of Directors Unanimously Recommends that the Shareholders Vote “FOR” the Ratification of the Selection of PricewaterhouseCoopers LLP.

Audit and Non-Audit Fees

The following table shows the aggregate fees for professional services provided by PricewaterhouseCoopers LLP to the Company and its subsidiaries for the years ended December 31, 2014 and December 31, 2013:

	2014	2013
Audit Fees(1)	$2,646,490	$2,479,200
Audit-Related Fees(2)	222,000	125,335
Tax Fees(3)	171,000	634,000
All Other Fees(4)	6,200	6,200
TOTAL FEES	$3,045,690	$3,244,735
(1)	The amount included under Audit Fees consist of fees for professional services rendered for the audits of the Company’s consolidated annual financial statements and the effectiveness of internal control over financial reporting. Audit Fees also include review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.
(2)	The amount included under Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit Fees. This category includes fees principally related to financial due diligence and audits of employee benefit plans.
(3)	The amount included under Tax Fees include domestic and international income tax planning assistance and foreign entity compliance services.
(4)	The amount included under All Other Fees consists of fees for products and services other than the services reported above. These services include fees related to technical publications purchased from the independent registered public accounting firm.

Audit and Non-Audit Services Pre-Approval Policy

The Company’s Audit and Non-Audit Services Pre-Approval Policy (“Services Policy”) sets forth the policies and procedures by which the Audit Committee reviews and approves all services to be provided by the independent auditors prior to their engagement. The Services Policy underscores the need to ensure the independence of the independent auditor while recognizing that the independent auditor may possess the expertise on certain matters that best position it to provide the most effective and efficient services on certain matters unrelated to accounting and auditing.

The Audit Committee will only pre-approve the services that it believes enhance the Company’s ability to manage or control risk. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. The Services Policy provides the Audit Committee a description of services that can be performed such as audit, audit-related, tax and other permissible non-audit services. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors. Any proposed services exceeding pre-approved amounts also requires pre-approval by the Audit Committee. In the interim periods during which the Audit Committee is not scheduled to meet, the Chairman of the Audit Committee can authorize spending which exceeds pre-approved levels. As part of the process, the Audit Committee shall consider whether such services are consistent with SEC rules and regulations on auditor independence.

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Vote Requirement

The affirmative vote of a majority of the votes cast by the holders of the outstanding shares of the Class A Common Stock and Class B Common Stock, all voting as a single class is required to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company. Abstentions and broker non-votes will not affect the voting results. Because brokers have the discretionary authority to vote on the ratification of auditors, we do not expect any broker non-votes in connection with the ratification.

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent Directors functioning in accordance with a written charter adopted and approved by the Board of Directors effective December 6, 2011, which Charter is reviewed annually by the Audit Committee. As provided in the Charter, the Audit Committee assists the Company’s Directors in fulfilling their responsibilities relating to corporate accounting, the quality and integrity of the Company’s financial reports, and the Company’s reporting practices. The functions of the Audit Committee are further described in the “Corporate Governance” section on page 17.

In connection with the discharge of its responsibilities, the Audit Committee has taken a number of actions, including, but not limited to, the following:

•	The Audit Committee reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements;

•	The Audit Committee has discussed with independent registered public accounting firm the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board; and

•	The Audit Committee received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, discussed their independence with them and satisfied itself as to the independence of the independent registered public accounting firm.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee

Lynn J. Good, Chair

Carlos M. Cardoso

Anthony J. Guzzi

Neal J. Keating

John F. Malloy

Steven R. Shawley

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APPROVAL OF THE COMPANY’S SECOND AMENDED AND RESTATED 2005 INCENTIVE AWARD PLAN - ITEM 3

The Company previously adopted and shareholders previously approved of the Hubbell Incorporated 2005 Incentive Award Plan, as amended and restated (the “Equity Plan”), in order to promote the success and enhance the value of the Company by linking the personal interest of participants to those of Company’s shareholders, and by providing participants with an incentive for outstanding performance. The Board of Directors has approved the Second Amended and Restated 2005 Incentive Award Plan (which is referred to herein as the “Restated Plan”), and is submitting the Restated Plan for shareholder approval at the 2015 Annual Meeting. The Restated Plan is a critical part of our pay-for-performance compensation program. We grant long-term incentive awards annually to over 250 of our key employees around the globe. Aligning the compensation of these employees to the same outcomes achieved by our shareholders has been a hallmark of our compensation approach, and supports our objective to attract and retain the best talent in the electrical manufacturing industry. We believe that it is in the best interests of the Company and our shareholders to approve the Restated Plan so that we can continue to achieve our compensation objectives and promote long-term shareholder value. Based on the amount of awards granted in the past, as discussed in more detail below, the shares remaining available for awards under the Equity Plan will likely be insufficient to satisfy our equity compensation needs for 2015 and beyond. Accordingly, we believe that 2.8 million additional shares should be authorized for future issuance under the Restated Plan. The approval of the Restated Plan enables us to continue to attract, retain and reward the many employees who contribute to our long-term success.

The Board of Directors Unanimously Recommends that the Shareholders Vote “For” the Approval of the Company’s Second Amended and Restated 2005 Incentive Award Plan.

Approval of this proposal will constitute approval of the Restated Plan. The substantive differences between the Equity Plan and the Restated Plan are:

•	Increases the number of shares of Class B Common Stock available under the Equity Plan by 2.8 million shares, of which no more than 1.4 million will be available for grant in the form of full value awards;

•	Adds deferred stock and deferred stock unit awards;

•	Adds minimum vesting requirements for all Awards granted under the Plan;

•	Adds certain performance criteria to the list of performance criteria that can be used to establish performance goals;

•	Limits the grants to any one individual in any year to 500,000 options and stock appreciation rights, and 250,000 shares of restricted stock, restricted stock units, stock payments and performance-based awards;

•	Prohibits the payment of cash in exchange for cancelling “underwater” options and stock appreciation rights;

•	Adds clawback and forfeiture provisions; and

•	Extends the term of the plan until 2025.

In addition, certain other immaterial administrative changes have been included in the Restated Plan.

In its determination to approve the Restated Plan, the Board reviewed the Company’s annual share usage, dilution, overhang and peer group market practices and trends. The table below and accompanying narrative reflect the information reviewed and considered by the Board:

	A	B		C
				Weighted Average
	Options	Full-Value		Common Shares
Year	Granted	Shares Granted	Total Granted	Outstanding	Run Rate	Burn Rate	Overhang
2014	250,598	146,176	395,762	58,834,362	0.67%	1.17%	5.6%
2013	246,692	151,509	398,201	59,078,997	0.67%	1.19%	6.2%
2012	328,735	209,174	537,909	59,134,082	0.91%	1.62%	7.1%
3 year average					0.75%	1.32%

Column B represents the number of time-vested awards granted plus the number of performance-based awards paid out during the year.

Run rate for each year = (A + B)/C; 3-year average run rate is the sum of the individual run rates divided by 3.

Burn rate for each year = (A x 3) + B)/C; 3-year average burn rate is the sum of the individual burn rates divided by 3.

Overhang = shares available for grant plus equity awards outstanding divided by common shares outstanding.

•	Based on historical usage and other assumptions, we estimate that the shares reserved for issuance under the Restated Plan would be sufficient for approximately six to eight years of awards, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our three-year average run rate and burn rate, and noting that future circumstances may require us to change our current equity grant practices. Based on the foregoing, we expect that we may require an additional increase to the share reserve under the Restated Plan in 2021 or 2023 (primarily dependent on the future price of our shares, award levels/amounts and hiring activity during the next few years), noting again that the share reserve under the Restated Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

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•	The total aggregate equity value of the additional authorized shares being requested under the Restated Plan (above the shares remaining available for issuance under the Equity Plan), based on the closing price for one share of our Class B Common Stock on March 6, 2015 is $307,664,000.

•	If the Restated Plan is approved, the issuance of the additional shares to be reserved would dilute the holdings of shareholders by an additional 4.2% on a fully diluted basis, based on the number of shares of our Common Stock outstanding as of March 6, 2015. If the Restated Plan is approved, we expect our overhang at the end of 2015 will be approximately 9.5% (including the shares that will be reserved for issuance under the Restated Plan). Our current overhang level is the lowest of the companies in our selected Peer Group for 2014 and we expect our overhang level will decrease in subsequent years as we issue shares from the Restated Plan.

In light of the factors described above, our overall compensation philosophy which seeks to better align our employees’ and shareholders’ interests and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

By seeking shareholder approval of the Restated Plan, the Company is seeking approval of the material terms of performance goals under the Restated Plan for purposes of Section 162(m) of the Internal Revenue Code. Shareholder approval of such terms would preserve the Company’s ability to deduct compensation associated with future performance-based awards made under the Restated Plan under Section 162(m). Section 162(m) limits the deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer) (these officers are generally referred to as the “Covered Employees”). “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights qualify as performance-based compensation if they are granted at an exercise price equal to the fair market value of our Class B Common Stock on the date of grant. Other awards that the Company may grant under the Restated Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the Compensation Committee (the “Committee”). Performance shares which the Company currently uses under the Equity Plan are intended to qualify as performance-based compensation exempt from Section 162(m). The Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, the shareholders must approve the material terms of the performance goals every five years.

For a discussion of the performance criteria for which approval is being sought, please see the discussion under “Performance-Based Awards” below. If the Restated Plan is not approved, its provisions will not become effective. In that case, the Equity Plan as in existence prior to its second amendment and restatement will continue in effect, but performance-based shares granted to Covered Employees in 2015 and thereafter will not be deductible as performance-based compensation under Section 162(m).

Description of Proposed Restated Plan

The following summary of the terms of the Restated Plan is qualified in its entirety by reference to the text of the Restated Plan and the various award agreements used thereunder. The proposed Restated Plan is attached as Exhibit A to this Proxy Statement.

The Restated Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights (SARs), dividend equivalents, stock payments, deferred stock, deferred stock units and performance-based awards (collectively “Awards”) to eligible individuals.

Administration

The Restated Plan is administered by the Committee, which consists of at least two or more members of the Board of Directors who are each “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Act”) and who are also “outside directors” as defined in Section 162(m). Subject to the express provisions of the Restated Plan, the Committee has the authority to interpret the Restated Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements and to make all other determinations necessary or advisable for the administration of the Restated Plan. Subject to the terms and conditions of the Restated Plan, the Committee has the authority to select the employees to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Restated Plan, including the power to determine the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Committee will not have the authority to accelerate vesting or waive the forfeiture provisions applicable to any performance-based awards. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Restated Plan. Further, the Committee has the right to provide that any award shall be subject to the provisions of any claw-back policy implemented by the Company and for the forfeiture of proceeds, gains or other economic benefit actually or constructively received upon the receipt or exercise of an award or upon the receipt or resale of shares of stock underlying an award and the termination of an award and any unexercised portion thereof if (x) a termination of employment or service occurs prior to a specified date or within a specified time period following receipt or exercise of an award, (y) the participant engages in any activity that is harmful to the interests of the Company or (z) the participant incurs a termination of employment or service for “cause”.

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Eligibility

Persons eligible to participate in the Restated Plan include: (1) employees of the Company and its subsidiaries, and (2) non-employee directors of the Company, as selected by the Committee. However, options which are intended to qualify as ISOs (as defined below) may only be granted to employees.

Limitation on Awards and Shares Available

The aggregate number of shares of Class B Common Stock subject to awards under the Equity Plan is currently 6,875,000. If the Restated Plan is approved that number will increase to 9,675,000. That number may be adjusted for changes in the Company’s capitalization and certain corporate transactions, as described below under the heading “Changes in Capital Structure and Change in Control.” Currently, no more than 3,437,500 shares of Class B Common Stock may be granted under the Plan in the form of “full value awards” which are Awards pursuant to which the participant is not required to pay the full fair market value of such Awards determined on the date of grant. As of December 31, 2014, 1,475,181 shares remained available for grant as full value awards. If the Restated Plan is approved no more than 4,837,500 shares will be available for future grant in the form of full value awards.

As of December 31, 2014, awards covering an aggregate of 1,709,657 shares were outstanding under the Equity Plan, and 1,475,181 shares (plus any shares that might in the future be returned to the Equity Plan as a result of cancellations, forfeitures, repurchases or expiration of awards) remained available for future grants.

The payment of dividend equivalents in cash in conjunction with outstanding awards will not be counted against the shares available for issuance under the Restated Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its affiliates will not be counted against the shares available for issuance under the Restated Plan. Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award will not be added back to the total number of shares available for grants under the Restated Plan.

In addition, each share subject to a SAR which is exercised shall be counted as one share issued under the Restated Plan for purposes of counting the number of shares available for grant under the Restated Plan.

The maximum number of shares that may be granted pursuant to an option to a participant during any calendar year is 500,000 shares. The maximum number of shares that may be granted pursuant to a SAR to a participant during any calendar year is 500,000 shares. The maximum number of shares that may be granted in the form of restricted stock, restricted stock units, stock payments or performance-based awards to a participant pursuant to the Restated Plan during any calendar year is 250,000 shares and the maximum dollar value of any Award intended to be exempt from Section 162(m) as performance-based which is payable in cash may not exceed $2,000,000.

All Awards generally shall become vested over a period of not less than one year following the date the Award is made (or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated); provided, however, that, the Committee may provide that such vesting restrictions may lapse or be waived upon the Employee’s death, disability, retirement, or upon a change in control of the Company.

Awards

The Restated Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, dividend equivalents, stock payments, restricted stock units, deferred stock, deferred stock units and performance-based awards. Each grant will be set forth in a separate agreement with the person receiving the grant and will indicate the type, terms and conditions of the grant. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Restated Plan.

The following briefly describes the characteristics of each type of grant that may be made under the Plan:

Options. Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code, and nonqualified stock options may be granted pursuant to the Restated Plan. The option exercise price of all stock options granted pursuant to the Restated Plan will not be less than 100% of the fair market value of the Company’s Class B Common Stock on the date of grant. Stock options may be exercised as determined by the Committee, but in no event more than ten years and one day after their date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Internal Revenue Code provides.

Restricted Stock. Restricted stock may be granted pursuant to the Restated Plan. A restricted stock award is the grant of shares of the Company’s Class B Common Stock at a price determined by the Committee (which may be zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

Stock Appreciation Rights/SARs. Stock appreciation rights or SARs may be granted pursuant to the Restated Plan, either alone or in tandem with other awards. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s Class B Common Stock on the date of exercise of the SAR over the fair market value of a share of Class B Common Stock on the date of grant of the SAR. The Committee may elect to pay SARs in cash, or in stock, or in any combination of the two, as determined by the Committee.

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Restricted Stock Units. Restricted stock units represent the right to receive shares of Class B Common Stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit award agreement, the Company shall deliver to the holder of the restricted stock unit, unrestricted shares of Class B Common Stock which will be freely transferable. The Committee will specify the purchase price, if any, to be paid by the grantee for the shares.

Dividend Equivalents. Dividend equivalents represent the value of the dividends per share of Class B Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award, option or SAR) held by the participant. Dividend Equivalents will not be granted on options or SARs. In addition, no dividend equivalent with respect to an Award with performance-based vesting will be paid unless and until the Award on which the dividend equivalent is granted vests.

Stock Payments. Payments to participants of short-term incentive awards or other compensation may be made under the Restated Plan in the form of Class B Common Stock. The number of shares will be determined by the Committee, and may be based upon performance criteria.

Deferred Stock. Shares of stock that underly a deferred stock award subject to a vesting schedule shall be issued on the vesting date when performance conditions and criteria have been satisfied. A participant granted deferred stock shall only have rights as a shareholder when the conditions have been met, the award has vested and the stock underlying the award has been issued.

Deferred Stock Units. A deferred stock unit entitles the participant to receive one share of stock on the date the deferred stock unit becomes vested or upon a specified settlement date thereafter. A participant granted deferred stock shall only have rights as a shareholder when the conditions have been met, the award has vested and the stock underlying the award has been issued.

Performance-Based Award. Performance-based awards are payable in cash, shares of Class B Common Stock or units of value including the dollar value of the shares of Class B Common Stock, as determined by the Committee, and are linked to satisfaction of performance criteria; provided, that no performance award which is intended to be exempt from the limits of Section 162(m) may be payable in cash in excess of $2,000,000 for any calendar year.

Payment for Awards

Upon the exercise of a stock option or with respect to other Awards which the Committee requires a purchase price, the purchase price must be paid in full in either cash or its equivalent or by tendering previously acquired shares with a fair market value at the time of exercise equal to the purchase price (provided such shares have been held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate purchase price of the exercised portion of the Award) or other property acceptable to the Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the purchase price, provided that payment of such proceeds is then made to the Company upon settlement of such sale).

Performance-Based Awards

The Restated Plan has been designed to permit the Committee to grant equity and cash awards that will qualify as “performance-based compensation” within the meaning of Section 162(m). The Committee may grant performance-based compensation awards to Covered Employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m), to preserve the deductibility of these awards for federal income tax purposes (see additional discussion of deductibility requirements under “Federal Income Tax Consequences” below). Performance-based compensation awards vest or become exercisable upon the attainment of specific performance targets that are pre-established by the Committee and are related to one or more of the performance goals (described below) set forth in the Restated Plan. Participants are only entitled to receive payment for a performance-based compensation award for any given performance period to the extent that such pre-established performance goals for the period are satisfied.

The pre-established performance goals must be based on one or more of the following performance criteria:

•	net earnings or losses (either before or after interest, taxes, depreciation and amortization);

•	economic value-added (as determined by the Committee);

•	sales or revenue or sales or revenue growth;

•	net income (either before or after taxes);

•	operating earnings or profit (either before or after taxes);

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	return on capital;

•	return on invested capital;

•	return on shareholders’ equity;

•	return on assets;

•	shareholder return;

•	return on sales;

•	gross or net profit margin;

•	productivity;

•	expense;

•	operating margin;

•	operating efficiency;

•	customer satisfaction;

•	implementation or completion of critical projects;

•	sales and unit volume;

•	market penetration and geographic business expansion;

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•	strategic partnerships and transactions;

•	financial ratios (including those measuring liquidity, activity, profitability and leverage);

•	working capital efficiency;

•	earnings or loss per share;

•	price per share of stock or dividends per share of stock (or appreciation in and/or maintenance of such price or dividends); or

•	market share.

The foregoing criteria may relate to the Company, one or more of its divisions, business units, platforms or an individual, or any combination of the foregoing, and may be applied on an absolute basis or as compared to any incremental increases or as compared to results of one or more peer group companies or market performance indicators or indices, or any combination thereof, all as the Committee shall determine.

The Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following:

•	items related to a change in accounting principle;

•	items relating to financing activities;

•	expenses for restructuring or productivity initiatives;

•	other non-operating items;

•	items related to acquisitions;

•	items attributable to the business operations of any entity acquired by the Company during the performance period;

•	items related to the disposal of a business or segment of a business;

•	items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards;

•	items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period;

•	any other items of significant income or expense which are determined to be appropriate adjustments;

•	items relating to unusual or extraordinary corporate transactions, events or developments;

•	items related to amortization of acquired intangible assets;

•	items that are outside the scope of the Company’s core, on-going business activities; or

•	items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting standards or business conditions.

In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period (limited exceptions are made in the case of death, disability or retirement of a participant).

Changes in Capital Structure and Change in Control

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the Class B Common Stock or the share price of the Class B Common Stock in a manner that causes dilution or enlargement of benefits or potential benefits under the Restated Plan (other than an “equity restructuring”, as defined in the Restated Plan), the Committee may make equitable adjustments, in its discretion, to: (i) the aggregate number and types of shares of stock that may be issued under the Restated Plan; (ii) the number and type of shares subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including any applicable performance targets); and (iv) the grant or exercise price for any outstanding awards.

In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, the Committee may, in its discretion, subject to the terms of the Restated Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Restated Plan or with respect to any award: (i) provide for either the payment and termination of the award or the replacement of the award; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards, and in the number and kind of outstanding restricted stock and/or in the terms and conditions of (including the grant or exercise price) and the criteria included in, outstanding awards and awards which may be granted in the future; (iv) provide that any such award shall be exercisable or payable or fully vested with respect to all shares of stock covered thereby, notwithstanding anything to the contrary in the plan or the applicable award agreement; or (v) provide that any such award cannot vest, be exercised or become payable after such event. In connection with the occurrence of any equity restructuring, (x) the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or (y) the Committee shall make such equitable adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such equity restructuring with respect to the aggregate number and kind of shares of stock that may be issued under the Restated Plan.

In the event of a “change in control” (as defined in the Restated Plan), subject to the sole and absolute discretion of the Committee and pursuant to an award agreement or otherwise, Awards may be fully exercisable and all forfeiture restrictions on such Awards may lapse. In connection with a change in control, the Committee, in its sole discretion, may (i) provide for the termination of any Award, by surrender of such Award for an amount of cash and/or other property, if any, equal to the amount by which the fair market value of the Class B Common Stock which the Award represents exceeds the Award exercise price for all or part of the shares which are related to such Award; or (ii) determine that the Awards may be assumed by a successor or survivor.

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Amendment and Termination

The Committee, subject to approval of the Board, may terminate, amend, or modify the Restated Plan at any time; provided, however, that shareholder approval will be obtained for any amendment:

•	to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule;

•	to increase the number of shares available under the Restated Plan;

•	to permit the Committee to grant options or SARs with an exercise or base price below fair market value on grant date;

•	to extend the exercise period for an option or SAR beyond ten years from the date of grant;

•	to materially increase benefits or change eligibility requirements under the Restated Plan;

•	to cancel or surrender an option or SAR in exchange for an option or SAR having a lower per share exercise price; or

•	to reprice an outstanding option or SAR below the per share exercise or base price as of the grant date;

•	to cancel or surrender an option or SAR in exchange for cash when the per share exercise price is greater than the fair market value of the underline shares.

In no event may an Award be granted pursuant to the Restated Plan on or after May 5, 2025, the tenth anniversary of the date shareholders approve the Restated Plan.

Federal Income Tax Consequences

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Class B Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

Certain Awards under the Plan, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Internal Revenue Code Section 409A. If the terms of such Awards do not meet the requirements of Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

As of March 6, 2015, the closing market price of a share of Class B Common Stock authorized for issuance under the Restated Plan was $109.88 and the approximate number of employees and non-employee directors eligible to participate in the Restated Plan was 250.

New Plan Benefits

The number of Awards that an employee or director may receive under the Restated Plan is in the discretion of the Committee and cannot be determined at this time. However, for the sake of illustration, the following sets forth the grants that such individuals received under the Equity Plan in 2014:

Name and Position	Number of Stock Appreciation Rights	Number of Restricted Shares	Number of Performance Shares
David G. Nord
Chairman, President and Chief Executive Officer	58,287	7,588	16,490
William R. Sperry
Senior Vice President and Chief Financial Officer	15,339	1,997	4,340
Gary N. Amato
Executive Vice President, Hubbell Electrical Segment	18,406	2,396	5,208
Gerben W. Bakker
Group Vice President, Power Systems	14,638	2,578	2,820
An-Ping Hsieh
Vice President, General Counsel	11,044	1,438	3,124
Executive Group	145,630	18,351	39,880
Non-Executive Director Group	—	10,329	—
Non-Executive Officer Employee Group	17,333	1,986	4,610

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Equity Compensation Plans

The following table provides certain information as of December 31, 2014 about Class B Common Stock that may be issued under the Company’s existing equity compensation plans (in thousands, except per share amounts):

Equity Compensation Plan Information	A		B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity compensation plans approved by shareholders(a)	1,710	(c)(e)	$78.69 (f)	1,475(c)
Equity compensation plans not requiring shareholder approval(b)	61	(c)(d)	—	35(c)
Total	1,771		$78.69	1,510
(a)	The Company’s (1) Stock Option Plan for Key Employees and (2) Equity Plan.
(b)	The Company’s Deferred Compensation Plan for Directors.
(c)	Class B Common Stock.
(d)	Represents the amount of shares currently deferred under this plan. These shares are not included in the total weighted average exercise price included in column B.
(e)	Includes 242 performance share awards assuming a maximum payout target. The Company does not anticipate that the maximum payout target will be achieved for all of these awards.
(f)	Weighted average exercise price excludes performance share awards included in column A.

Vote Required

Under NYSE rules, the affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, all voting as a single class, is required to approve the Restated Plan. Abstentions will count as votes cast and will have the same effect as votes cast against the proposal. Broker non-votes will not count as votes cast because brokers do not have the authority to vote shares on this proposal without direction from the beneficial owner.

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GENERAL

Solicitation Expenses

The Company will pay the cost of soliciting proxies for the 2015 Annual Meeting. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or employees. No additional compensation will be paid to the Company’s directors, officers or employees for such services. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies at an estimated cost of $15,000, plus reasonable expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, Directors and persons owning more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the SEC and the NYSE. SEC regulations also require that a copy of all Section 16(a) forms filed be furnished to the Company by its officers, Directors and greater than ten-percent shareholders.

Based solely on a review of the copies of such forms and related amendments received by the Company and, where applicable, written representations from the Company’s officers and Directors that no Form 5s were required to be filed, the Company believes that during and with respect to fiscal year 2014 all Section 16(a) filing requirements applicable to its officers, Directors and beneficial owners of more than ten percent of any class of its equity securities were met.

Information Regarding Executive Officers

In 2005, Mr. William T. Tolley, Senior Vice President, Growth and Innovation entered into an agreement with the SEC to settle charges that he had allegedly violated certain provisions of the federal securities laws at his prior employer, which resulted in material misstatements of certain of such employer’s quarterly earnings in 2000. Pursuant to the agreement, Mr. Tolley, without admitting or denying the allegations of the SEC’s complaint, consented to the entry of a final judgment permanently enjoining him from further violations of the federal securities laws, and to pay a civil penalty in the amount of $50,000. The charges were not related to the Company or to Mr. Tolley’s service with the Company. The Board considered this matter in connection with Mr. Tolley’s return to the Company on May 2, 2005, following a period of paid administrative leave.

Review and Approval of Related Person Transactions

The Company reviews all relationships and transactions in which the Company and related persons participate to determine whether related persons have a direct or indirect material interest in any such transactions. Under SEC rules, a related person is any person who is or was since the beginning of the last fiscal year a director, executive officer, nominee for director, or beneficial owner of more than 5% of the Company’s Class A or Class B Common Stock, or any of his or her immediate family members. The Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the Directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s Proxy Statement. In addition, the NCGC reviews and approves or ratifies any related person transaction that is required to be disclosed. See the discussion under “Director Independence” above on page 17.

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Shareholder Proposals and Nominations for Director

Proposals Intended for Inclusion in the 2016 Proxy Materials

Shareholder proposals to be considered for inclusion in the Company’s proxy materials related to the 2016 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than November 19, 2015.

Proposals Not Intended for Inclusion in the 2016 Proxy Materials

The Company’s By-Laws set forth specific procedures and requirements in order to nominate a director or submit a proposal to be considered at the 2016 Annual Meeting of Shareholders. These procedures require that any nominations or proposals must be received by the Company no earlier than February 5, 2016 and no later than February 25, 2016 in order to be considered.

If, however, the date of the 2016 Annual Meeting is more than 20 days before or more than 70 days after May 5, 2016, shareholders must submit such nominations or proposals not earlier than the 90th day prior to the meeting and not later than the close of business on the later of the 70th day prior to the meeting or the 10th day following the day on which public announcement of the date of the meeting is first made by us. In addition, with respect to nominations for directors, if the number of directors to be elected at the 2016 Annual Meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 80 days prior to May 5, 2016, notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

A shareholder’s notice to nominate a director or bring any other business before the 2016 Annual Meeting must set forth certain information specified in our By-Laws. For additional information on the time limitations and requirements related to director nominations or other shareholder proposals, see the Company’s By-Laws at www.hubbell.com in the Investor Info section.

By Order of the Board of Directors

Hubbell Incorporated

Shelton, Connecticut

March 18, 2015

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HUBBELL INCORPORATED

2005 INCENTIVE AWARD PLAN

(As Amended and Restated Effective May 5, 2015)

Article 1

Purpose

The purpose of the Hubbell Incorporated 2005 Incentive Award Plan (as it may be amended and restated from time to time, the “Plan”) is to promote the success and enhance the value of Hubbell Incorporated (the “Company”) by linking the personal interests of the members of the Board and Employees to those of Company shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board and Employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Article 2

Definitions and Construction

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1	“Applicable Accounting Standards” means Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.2	“Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option term or Stock Appreciation Right term that was initially established by the Committee for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option term or Stock Appreciation Right term, as applicable).

2.3	“Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance-Based Award, a Dividend Equivalent award, a Stock Payment award, a Restricted Stock Unit Award, a Deferred Stock award or a Deferred Stock Unit award granted to a Participant pursuant to the Plan.

2.4	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Committee shall determine consistent with the Plan.

2.5	“Board” means the Board of Directors of the Company.

2.6	“Change in Control” means and includes any of the following:

(a)	Continuing Directors no longer constitute at least 2/3 of the Directors;

(b)	any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the voting power of the then outstanding securities of the Company entitled to vote for the election of the Company’s Directors; provided that this Section 2.5(b) shall not apply with respect to any holding of securities by (i) the trust under a Trust Indenture dated September 2, 1957 made by Louie E. Roche, (ii) the trust under a Trust Indenture dated August 23, 1957 made by Harvey Hubbell, and (iii) any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Company or any affiliate of the Company; or

(c)	the consummation of a merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the incumbent Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation.

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Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.7	“Code” means the Internal Revenue Code of 1986, as amended.

2.8	“Committee” means the committee of the Board described in Article 11.

2.9	“Continuing Director” means any individual who is a member of the Company’s Board of Directors on December 9, 1986 or was designated (before such person’s initial election as a Director) as a Continuing Director by 2/3 of the then Continuing Directors.

2.10	“Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.11	“Deferred Stock” means a right to receive Stock awarded under Section 8.5.

2.12	“Deferred Stock Units” means a right to receive Stock awarded under Section 8.6.

2.13	“Director” means an individual who is a member of the Company’s Board of Directors on the relevant date.

2.14	“Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.15	“Dividend Equivalent” means a right to receive the equivalent value (in cash or Stock) of dividends paid on Stock, awarded under Section 8.2.

2.16	“Eligible Individual” means any person who is a Director or an Employee, as determined by the Committee.

2.17	“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.18	“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per-share value of the Stock underlying outstanding Awards.

2.19	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.20	“Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the mean between the high and low trading price for a share of Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed) on such date or, if no such prices are reported for that date, the mean between the high and low trading prices on the next preceding date for which such prices were reported.

2.21	“Full Value Award” means an Award other than an Option or SAR, which is settled by the issuance of Stock.

2.22	“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.23	“Independent Director” means a Director who is not an Employee of the Company.

2.24	“Non-Employee Director” means a Director who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.25	“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26	“Officer” means each of the officers specified in Section 1 of Article IV of the By-Laws of the Company except for any such officer whose title begins with the word “Assistant.”

2.27	“Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.28	“Participant” means any Eligible Individual who, as a Director or Employee, has been granted an Award pursuant to the Plan.

2.29	“Performance-Based Award” means a right granted to a Participant to receive cash or Stock pursuant to Article 8, and which is subject to the terms and conditions set forth in Article 8.

2.30	“Performance Criteria” means the criteria (and adjustments) that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period determined as follows:

(a)	The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings or losses (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue or sales or revenue growth, net income (either before or after taxes), operating earnings or profit (either before or after taxes), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on invested capital, return on shareholders’ equity, return on assets, shareholder return, return on sales, gross or net profit margin, productivity, expense, operating margin, operating efficiency, customer satisfaction, implementation or completion of critical projects, sales and sales unit volume, market penetration and geographic business expansion, strategic partnerships and transactions, financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital efficiency, earnings or loss per share, price per share of Stock or dividends per share of Stock (or appreciation in and/or maintenance of such price or dividends), and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or to market performance indicators or indices. To the extent a Performance-Based Award is intended to be Qualified Performance-Based Compensation, the Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

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(b)	The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.31	“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, platform or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, in accordance with Applicable Accounting Standards.

2.32	“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.33	“Plan” means this Hubbell Incorporated 2005 Incentive Award Plan (As Amended and Restated Effective May 5, 2015), as it may be amended from time to time.

2.34	“Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.35	“Restatement Effective Date” means the date the Plan, as amended and restated herein, is approved by the Company’s shareholders, pursuant to Section 12.1.

2.36	“Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.37	“Restricted Stock Units” means the right to receive Stock awarded under Section 8.4.

2.38	“Securities Act” means the Securities Act of 1933, as amended.

2.39	“Stock” means the Class B Common Stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 10.

2.40	“Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.41	“Stock Payment” means (a) a payment in the form of Stock, or (b) an option or other right to purchase Stock, as part of a short-term incentive award, deferred compensation or other arrangement, awarded under Section 8.3.

2.42	“Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

Article 3

Shares Subject to The Plan

3.1	Number of Shares.

(a)	Subject to Article 10 and Section 3.1(b), the aggregate number of shares of Stock which may be granted as Awards under the Plan shall be 9,675,000 shares. The maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 5,875,000 shares.

(b)	Of the shares of Stock reserved for grant under Section 3.1(a) of this Plan no more than 4,837,500 shares of Stock may be granted in the form of Full Value Awards.

(c)	To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares to the Participant, then any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall be counted against the number of Shares available under the Plan and shall not be available for future grants of Awards. For purposes of number of Shares available under Section 3.1(a), Shares subject to Stock Appreciation Rights shall be counted as one share delivered for each Stock Appreciation Right awarded, regardless of the number of Shares actually delivered upon exercise of the Stock Appreciation Right. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired

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in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(c), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2	Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, including Stock repurchased by the Company, or Stock purchased on the open market.

3.3	Limitation on Number of Shares Subject to Employee Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 10, Awards granted to any Employee shall be subject to the following limitations all applied on an individual and not an aggregate basis by type of Award:

(a)	The maximum number of shares of Stock that may be granted pursuant to an Option to any one Participant in any fiscal year of the Company shall not exceed 500,000 shares of Stock;

(b)	The maximum number of shares of Stock that may be granted subject to a Stock Appreciation Right to any one Participant in any fiscal year of the Company shall not exceed 500,000 shares of Stock;

(c)	The maximum number of shares of Stock that may be granted in the form of Restricted Stock, Restricted Stock Units, Stock Payments, or Performance-Based Awards in any fiscal year of the Company shall not exceed 250,000 shares of Stock (with such limit applying to each such form of Award on an individual and not an aggregate basis); and

(d)	No Award granted in any fiscal year of the Company that provides for payment in cash shall exceed $2,000,000.

3.4	Limitation on Independent Director Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 10, the maximum aggregate grant date fair value of Awards granted to any Independent Director in any calendar year shall be $500,000.

3.5	Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Section 10.1 of the Plan, Awards shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that, notwithstanding the foregoing, the following Awards may be granted without regard to such minimum vesting provisions: (a) Awards that result in the issuance to one or more Participants of an aggregate of up to five percent (5%) of the shares of Common Stock available pursuant to Section 3.1(a), and (b) Awards granted to certain Eligible Individuals who are subject to applicable laws imposing certain requirements or restrictions on the remuneration of such individuals. Nothing in this Section 3.5 shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, Disability, retirement, termination of employment or service or the consummation of a Change in Control.

Article 4

Eligibility and Participation

4.1	Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2	Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3	Foreign Participants. In order to assure the viability of Awards granted to Participants employed in countries other than the United States, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1, 3.2, 3.3 and 3.4 of the Plan.

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Article 5

Stock Options

5.1	General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)	Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock, on the date of grant.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, any one or a combination of the following: (i) cash, (including check, bank draft or money order) (ii) shares of Stock issuable upon exercise of the Option or shares of either class of the Company’s common stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) by delivery of irrevocable instructions to a broker to sell the Stock otherwise deliverable upon exercise of the Option and to deliver to the Company an amount equal to the aggregate exercise price. The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d)	Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2	Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained in Section 12.2 and this Section 5.2.

(a)	Eligibility. Incentive Stock Options may be granted only to Employees of the Company or any “subsidiary corporation” thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder).

(b)	Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that subject to Section 5.2(d) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(c)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d)	Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e)	Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(f)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3	Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

5.4	Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

5.5	Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise provided by the Committee (in an Award Agreement or otherwise) or as otherwise directed by an Option holder in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an exercise price per share of Stock that is less than the Fair Market Value per share of Stock as of such date shall automatically and without further action by the Option holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Committee, payment of the exercise price of any such Option shall be made pursuant to Section 5.1(c)(ii) or, subject to Section 14.13 or any applicable trading policy of the Company, pursuant to Section 5.1(c) (iii), and the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 14.4. Unless otherwise determined by the Committee, this Section 5.5 shall not apply to an Option if the holder of such Option incurs a termination of employment or service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per share of Stock that is equal to or greater than the Fair Market Value per share of Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 5.5.

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Article 6

Restricted Stock Awards

6.1	Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3	Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be surrendered to the Company and cancelled without consideration. Notwithstanding the foregoing, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Change in Control and/or terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4	Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

6.5	Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

Article 7

Stock Appreciation Rights

7.1	Grant of Stock Appreciation Rights.

(a)	A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b)	A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose.

7.2	Payment and Limitations on Exercise.

(a)	Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement. To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right, to the extent necessary to comply with the requirements to Section 409A of the Code, as applicable. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(b)	To the extent any payment under Section 7.1(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

7.3	Expiration of Stock Appreciation Right Term: Automatic Exercise of In-the-Money Stock Appreciation Rights. Unless otherwise provided by the Committee (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right holder in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share of Stock that is less than the Fair Market Value per share of Stock as of such date shall automatically and without further action by the Stock Appreciation Right holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Committee, the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with

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such exercise in accordance with Section 14.4. Unless otherwise determined by the Committee, this Section 7.3 shall not apply to a Stock Appreciation Right if the holder of such Stock Appreciation Right incurs a termination of employment or service on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share of Stock that is equal to or greater than the Fair Market Value per share of Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 7.3.

Article 8

Performance-Based Awards, Dividend Equivalents, Stock Payments, Restricted Stock Units

8.1	Performance-Based Awards.

(a)	Any Eligible Individual selected by the Committee may be granted one or more Performance-Based Awards which shall be denominated either in Stock units of value including the dollar value of shares of Stock or cash and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

(b)	Applicability to Covered Employees. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c)	Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under this Article 8 which is intended to constitute Qualified Performance-Based Compensation and is granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d)	Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e)	Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.2	Dividend Equivalents. Dividend Equivalents may be granted by the Committee based on dividends declared on the Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3	Stock Payments. The Committee is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Committee and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Committee. Shares of Stock underlying a Stock Payment which is subject to a vesting schedule or other conditions or

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criteria set by the Committee will not be issued until those conditions have been satisfied. Unless otherwise provided by the Committee, a Participant granted a Stock Payment shall have no rights as a Company shareholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Stock underlying the Award have been issued to the Participant. Stock Payments may, but are not required to be made in lieu of base salary, short-term incentive awards, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Committee. The Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, in each case on a specified date or dates or over any period or periods, as determined by the Committee. The Committee shall specify, or permit the Participant to elect, the conditions and dates upon which the Stock underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. Restricted Stock Units may be paid in cash, Stock, or both, as determined by the Committee. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Stock (or the Fair Market Value of one such share in cash) for each vested and nonforfeitable Restricted Stock Unit.

8.5	Deferred Stock. The Committee is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Committee and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Committee determines, in each case on a specified date or dates or over any period or periods determined by the Committee. Shares of Stock underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Committee shall be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Committee, a Participant granted Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Stock underlying the Award has been issued to the Participant.

8.6	Deferred Stock Units. The Committee is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Committee and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Committee determines, in each case on a specified date or dates or over any period or periods determined by the Committee. Each Deferred Stock Unit shall entitle the Participant to receive one share of Stock on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter. Shares of Stock underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Committee shall not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Committee, a Participant granted Deferred Stock Units shall have no rights as a Company shareholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Stock underlying the Award have been issued to the Participant.

8.7	Term. The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Restricted Stock Unit award, Deferred Stock award and/or Deferred Stock Unit award shall be set by the Committee in its sole discretion.

8.8	Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares distributed as a Stock Payment award, shares distributed pursuant to a Restricted Stock Unit award, shares of Deferred Stock or shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable law.

8.9	Termination of Employment or Service. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, a Performance Award, Dividend Equivalent award, Stock Payment award, Restricted Stock Unit award, Deferred Stock award and/or Deferred Stock Unit award is only distributable while the Participant is employed by or providing services to the Company or a Subsidiary. Notwithstanding the foregoing, the Committee may, in its sole discretion, provide that an Award may be distributed following a Participant’s termination of employment or service in certain events, including in the event of a Change in Control and/or terminations resulting from specified causes.

Article 9

Provisions Applicable to Awards

9.1	Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2	Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3	Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred,

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or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/ or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish subject to the following terms and conditions: (i) an Award transferred to a transferee shall not be assignable or transferable by the permitted transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a permitted transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the permitted transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a permitted transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

9.4	Beneficiaries. Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5	Stock Certificates; Book Entry Procedures.

(a)	Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b)	Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.6	Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Committee shall have the right to provide, in an Award Agreement or otherwise, or to require a Participant to agree by separate written or electronic instrument, that:

(a)	(i) Any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of an Award, or upon the receipt or resale of any shares of Stock underlying an Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a termination of employment or service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or (z) the Participant incurs a termination of employment or service for “cause” (as such term is defined in the sole discretion of the Committee, or as set forth in the Award Agreement relating to such Award); and

(b)	All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying an Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

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Article 10

Changes in Capital Structure

10.1	Adjustments.

(a)	In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to shareholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock other than an Equity Restructuring, the Committee may make equitable adjustments, if any, to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the number and type of shares subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)	In the event of any transaction or event described in Section 10.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i)	To provide for either:

(a)	the termination, by the surrender, of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount by which the fair market value of the Stock which the Award represents exceeds the Award exercise price for all or part of the shares of Stock which are related to such Award and that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); or

(b)	The replacement of such Award with other rights or property selected by the Committee, in its sole discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;

(ii)	To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)	To provide that any such Award shall be exercisable or payable or fully vested with respect to all shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)	To provide that any such Award cannot vest, be exercised or become payable after such event.

(c)	In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 10.1(a) and 10.1(b):

(i)	The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)	The Committee shall make such equitable adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares of Stock that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3). The adjustments provided under this Section 10.1(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

10.2	Acceleration Upon a Change in Control.

(a)	Notwithstanding the provisions of Section 10.1, Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse upon a Change in Control. Upon, or in anticipation of, a Change in Control, the Committee may give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

Additionally, each Participant who is an Officer, or any other Participant in the discretion of the Committee may surrender any Award during the 30-day period following a Change in Control and receive in cash in lieu of exercising any Award the

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amount by which the fair market value of the Stock exceeds the exercise price for all or part of the shares of Stock subject to such Award. For this purpose, the fair market value of the Stock shall be deemed to be the closing price of one share of the Company’s Stock on the New York Stock Exchange on that day, or within the 60 days preceding the date on which the Change in Control occurs, on which such closing price was the highest. In the event that the shares are not listed or admitted to trading on such exchange, the fair market value shall be deemed to be the closing price of one share of the Company’s Stock on the principal national securities exchange on which the shares are listed or admitted to trading, or, if the shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as reported on the Nasdaq or similar organization if the Nasdaq is no longer reporting such information. If on any such date the shares are not quoted by any such organization, the fair market value of the shares on such date, as determined in good faith by the Board of Directors of the Company, shall be used.

10.3	No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

Article 11

Administration

11.1	Committee. The Plan shall be administered by the Compensation Committee (the “Committee”) consisting solely of at least two or more members of the Board who are each Non-Employee Directors and “outside directors,” within the meaning of Section 162(m) of the Code. Additionally, to the extent required by applicable law, each of the individuals constituting the Compensation Committee of the Board (or another committee or subcommittee of the Board or the Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Stock is listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.5.

11.2	Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Officer or other Employee of the Company or any Subsidiary, the Company’s independent registered public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Committee shall select one of its members as a Chairman, who shall preside at meetings and who shall have authority to execute and deliver documents on behalf of the Committee. Meetings of the Committee shall be held at such times and places as the members thereof may determine.

11.3	Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)	Designate Eligible Individuals to receive Awards;

(b)	Determine the type or types of Awards to be granted to each Eligible Individual;

(c)	Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)	Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Award that is intended to constitute Qualified Performance-Based Compensation;

(e)	Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)	Decide all other matters that must be determined in connection with an Award;

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(h)	Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)	Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)	Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.4	Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

11.5	Delegation of Authority. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other applicable law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Board and the Committee.

Article 12

Effective and Expiration Date

12.1	Effective Date. The Plan was originally effective on May 2, 2005, the date the Plan was initially approved by the Company’s shareholders, and was previously amended and restated effective as of May 3, 2010, the date the Plan (as previously amended and restated) was approved by the Company’s shareholders. This amendment and restatement of the Plan shall be effective on the date it is approved by the Company’s shareholders (the “Restatement Effective Date”). The Plan, as amended and restated herein, will be deemed to be approved by the shareholders if it receives the affirmative vote of a majority of the votes cast at a meeting duly held in accordance with the applicable provisions of the Company’s By-laws. In the event that the Company’s shareholders do not approve this amendment and restatement of the Plan, the Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date that the Plan (as amended and restated herein) was approved by the Board.

12.2	Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Restatement Effective Date. Any Awards that are outstanding on the tenth anniversary of the Restatement Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

Article 13

Amendment, Modification, and Termination

13.1	Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), (ii) permits the Committee to grant Options or Stock Appreciation Rights with an exercise or base price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option or Stock Appreciation Right beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the shareholders of the Company, (i) no Option or Stock Appreciation Right may be amended to reduce the per share exercise or base price of the shares subject to such Option or Stock Appreciation Right below the per share exercise or base price as of the date the Option or Stock Appreciation Right is granted (ii) no Option or Stock Appreciation Right may be cancelled in exchange for cash when the per share exercise or base price of such Award exceeds the Fair Market Value of the underlying shares of stock, and (iii) except as permitted by Article 10, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right having a higher per share exercise or base price.

13.2	Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

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Article 14

General Provisions

14.1	Absence from Work. A Participant who is absent from work with the Company or a Subsidiary because of illness or temporary disability, or who is on leave of absence for such purpose or reason as the Committee may approve, shall not be deemed during the period of such absence, by reason of such absence, to have ceased to be an Employee of the Company or a Subsidiary. Where a cessation of employment is to be considered a retirement with the consent of the Company or by reason of Disability for the purpose of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

14.2	No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

14.3	No Shareholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

14.4	Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the surrender of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be so withheld or surrendered with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee shall determine the fair market value of the shares of Stock, consistent with the applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares of Stock to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

14.5	No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.6	Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.7	Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.8	Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.9	Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

14.10	Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.11	Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

14.12	Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date such Award is granted), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with

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retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

14.13	Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.14	Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.15	Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Connecticut.

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reliable    |    electrical    |    solutions

Serving Our	Operating with	Growing the	Developing
Customers	Discipline	Enterprise	Our People

HUBBELL INCORPORATED
40 Waterview Drive
Shelton, CT 06484
ATTN:Corporate Secretary

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Carlos M. Cardoso
02 Anthony J. Guzzi
03 Neal J. Keating
04 John F. Malloy
05 David G. Nord
06 Carlos A. Rodriguez
07 John G. Russell
08 Steven R. Shawley
09 Richard J. Swift

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the year 2015.	☐	☐	☐
3	Approval of the Company's Second Amended and Restated 2005 Incentive Award Plan.	☐	☐	☐

NOTE: Voting items may also include such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

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Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000234547_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10K is/are available at www.proxyvote.com .

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HUBBELL INCORPORATED
For Annual Meeting of Shareholders, May 5, 2015 9:00 AM

The undersigned hereby appoints each of AN-PING HSIEH and MEGAN C. PRENETA as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated **Class A Common Stock** at the annual meeting of its shareholders and at any postponement, continuation or adjournment thereof upon the matters set forth in the notice of meeting and proxy statement for the 2015 annual meeting of shareholders and upon all other matters properly coming before said meeting or any postponement, continuation or adjournment thereof. **This proxy will be voted FOR the election of each nominee for director, and FOR Proposals 2 and 3, unless a contrary specification is made, in which case it will be voted in accordance with such specification. The proxies are authorized to vote upon such other business as may properly come before the annual meeting or at any postponement, continuation or adjournment thereof in their discretion.**

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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HUBBELL INCORPORATED
40 Waterview Drive
Shelton, CT 06484
ATTN:Corporate Secretary

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Carlos M. Cardoso
02 Anthony J. Guzzi
03 Neal J. Keating
04 John F. Malloy
05 David G. Nord
06 Carlos A. Rodriguez
07 John G. Russell
08 Steven R. Shawley
09 Richard J. Swift

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the year 2015.	☐	☐	☐
3	Approval of the Company's Second Amended and Restated 2005 Incentive Award Plan.	☐	☐	☐

NOTE: Voting items may also include such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000234548_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10K is/are available at www.proxyvote.com .

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HUBBELL INCORPORATED
For Annual Meeting of Shareholders, May 5, 2015 9:00 AM

The undersigned hereby appoints each of AN-PING HSIEH and MEGAN C. PRENETA as proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned in Hubbell Incorporated **Class B Common Stock** at the annual meeting of its shareholders and at any postponement, continuation or adjournment thereof upon the matters set forth in the notice of meeting and proxy statement for the 2015 annual meeting of shareholders and upon all other matters properly coming before said meeting or any postponement, continuation or adjournment thereof. **This proxy will be voted FOR the election of each nominee for director, and FOR Proposals 2 and 3, unless a contrary specification is made, in which case it will be voted in accordance with such specification. The proxies are authorized to vote upon such other business as may properly come before the annual meeting or at any postponement, continuation or adjournment thereof in their discretion.**

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000234548_2 R1.0.0.51160